STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 1 IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF MISSOURI IN RE BLUE BUFFALO COMPANY, LTD. MARKETING AND SALES PRACTICES LITIGATION Case No. 14-md-02562-RWS STIPULATION OF SETTLEMENT This Stipulation of Settlement (the “Settlement Agreement”) is made by and among Alexia Keil, Nick Hutchison, Rachael D. Stone, Maja Mackenzie, Jonathan Fisher, David Delre, Beth Cox, Lori Canale, and Derek McCusker (the “Class Representatives” or “Plaintiffs”), on behalf of themselves and the Settlement Class (defined below), on the one hand, and Blue Buffalo Company, Ltd. (“Blue Buffalo” or “Defendant”), on the other hand, subject to and conditioned upon Court approval of the terms and conditions hereof. RECITALS A. On October 17, 2014, the United States Judicial Panel on Multidistrict Litigation ordered that the Class Representatives’ respective complaints be centralized in the Eastern District of Missouri. See 10/17/2014 Transfer Order [Dkt. No. 1]. B. On January 30, 2015, Plaintiffs filed their Consolidated Class Action Complaint (“Compl.”) asserting claims against Blue Buffalo under Magnuson-Moss Warranty Act, Missouri Merchandising Practices Act, New York General Business Law § 349 (New York Deceptive Trade Practices Act), New York General Business Law § 350 (New York False Advertising Law), California Civil Code § 1750 et seq. (Consumers Legal Remedies Act or “CLRA”), California Business and Professions Code § 17200 et seq. (Unfair Competition Law or “UCL”), California Business and Professions Code § 17500 et seq. (False Advertising Law or “FAL”), New Jersey Consumer Fraud Act, New Jersey Truth-In-Consumer Contract, Warranty and Notice Act, Illinois Unfair Practices Act, Florida’s Deceptive and Unfair Trade Practices Act, Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 2 of 105 PageID #: 1101

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 2 Ohio Consumer Sales Practices Act, and for Breach of Express Warranty, Breach of Implied Warranty of Merchantability, and Unjust Enrichment. See Dkt. No. 36. C. In connection with this Settlement, Plaintiffs will, with leave of Court, file an Amended Consolidated Complaint, and Blue Buffalo does not object to the filing of an Amended Consolidated Complaint. D. Blue Buffalo answered the initial Consolidated Complaint on March 20, 2015. E. The Class Representatives allege in the Action, inter alia, that Blue Buffalo breached its “True Blue Promise.” The True Blue Promise assures consumers that Blue Buffalo Products contain only the finest natural ingredients with “NO Chicken or Poultry By-Product Meals,” “NO Corn, Wheat or Soy,” and “NO Artificial Preservatives, Colors or Flavors.” Compl. ¶ 3. This “promise” appears on all Blue Buffalo Products. Id. ¶ 4. Plaintiffs further allege that, contrary to the True Blue Promise, the Blue Buffalo Products did, in fact, contain significant amounts of chicken/poultry by-product meal, corn, rice, grains, soy, and/or artificial ingredients. F. Blue Buffalo denies the material allegations of the Consolidated Class Action Complaint and any and all liability with respect to all facts and claims alleged therein, and further denies that any of the Settlement Class Members or anyone has suffered any harm or damage or is entitled to any monetary or relief whatsoever in connection with the Action. However, as a result of discovery conducted in another lawsuit, Blue Buffalo recently learned that, for a period of time ending in May 2014, in violation of Blue Buffalo’s procurement contracts and ingredient specifications, a major supplier of ingredients to Blue Buffalo and many other pet food companies sent mislabeled ingredients to manufacturing facilities that produce certain Blue Buffalo pet food products. As a result of this misconduct, which was not previously Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 3 of 105 PageID #: 1102

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 3 known to or detected by Blue Buffalo or, to Blue Buffalo’s knowledge, by any other customer of this supplier, some Blue Buffalo pet food products manufactured using the mislabeled ingredients contained poultry by-product meal. Based on this information, on June 12, 2015, Blue Buffalo filed a third party complaint in this Action against Wilbur-Ellis Company (“Wilbur-Ellis”) and Diversified Ingredients, Inc. (“Diversified”), seeking indemnification and/or contribution for any liability that Blue Buffalo may have on account of these actions. G. Class Counsel (defined below) represents that it conducted an examination and investigation of the facts and law relating to the matters in this Action, including, but not limited to, engaging in discovery, review and analysis of over 140,000 of Blue Buffalo’s, and relevant third parties’ (including suppliers and retailers), documents and data, conducting a damage analysis, and independent testing of the Blue Buffalo Products (defined below). Class Counsel also represents that it evaluated the merits of the Parties’ contentions and evaluated this Settlement, as it affects all parties, including Settlement Class Members. The Class Representatives and Class Counsel, after taking into account the foregoing, along with the risks and costs of further litigation, represent that they are satisfied that the terms and conditions of this Settlement are fair, reasonable, and adequate, and that this Settlement is in the best interest of the Settlement Class Members (defined below). H. Blue Buffalo, while disclaiming all liability with respect to all claims, considers it desirable to resolve the Action on the terms stated herein in order to avoid further expense, inconvenience and burden and, therefore, has determined that this Settlement on the terms set forth herein is in Blue Buffalo’s best interests. I. This Settlement Agreement reflects a compromise between the Parties and shall in no event be construed as or be deemed an admission or concession by any party of the truth of Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 4 of 105 PageID #: 1103

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 4 any allegation or the validity of any purported claim or defense asserted in any of the pleadings in the Action, or of any fault on the part of Blue Buffalo, and all such allegations expressly are denied. J. Substantial settlement negotiations have taken place between the Parties, including a day-long mediation session on October 26, 2015 conducted with the assistance of the Honorable Wayne R. Andersen in Chicago, Illinois, and subsequent settlement communications between the Parties, also involving the mediator. As a result, this Settlement Agreement has been reached, subject to the Court approval process set forth herein. K. In consideration of the covenants and agreements set forth herein, and of the releases and dismissals of claims as described below, and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by each of the Parties, the Class Representatives, on behalf of themselves and the Settlement Class Members, and Blue Buffalo agree to the Settlement described herein, subject to Court approval, under the following terms and conditions. 1. DEFINITIONS 1.1 “Action” means Multi-District Litigation No. 2562 (In re Blue Buffalo Marketing & Sales Practices Litigation, 4:14-MD-2562 (E.D. Mo.)) (“MDL 2562”). MDL 2562 includes the Consolidated Class Action Complaint (Dkt. No. 36) and any amendments thereto, and all individual actions transferred to, and coordinated with MDL 2562 by the Judicial Panel on Multi-District Litigation (“JPML”) (collectively, the “Individual Actions”), specifically: • Delre v. Blue Buffalo Company, Ltd., 3:14-00768 (D. Conn) • Renna v. Blue Buffalo Company, Ltd., 3:14-00833 (D. Conn.) • MacKenzie v. Blue Buffalo Company, Ltd., 9:14-80634 (S.D. Fla.) • Stone v. Blue Buffalo Company, Ltd., 3:13-cv-00520 (S.D. Ill.) • Keil v. Blue Buffalo Company, Ltd., 4:14-00880 (E.D. Mo.) Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 5 of 105 PageID #: 1104

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 5 • Hutchison, et al. v. Blue Buffalo Company, Ltd., 4:14-01070 (E.D. Mo.) • Andacky, et al. v. Blue Buffalo Company, Ltd., 2:14-02938 (E.D.N.Y.) • Fisher v. The Blue Buffalo Company, Ltd., 14-05937 (C.D. Cal.) • Teperson v. The Blue Buffalo Company, Ltd. et al, 14-01682 (S.D. Cal.) • Cox v. Blue Buffalo Co., Ltd., 14-00435 (S.D. Ohio) • Douglas v. Blue Buffalo Company, Ltd., 15-02891 (E.D. La.) • Lyman v. Blue Buffalo Company, Ltd., 15-02870 (D.S.C.) • Jacobs v. Blue Buffalo Pet Products, Inc., 16-13417 (D. Mass.) Any action filed after the date of this Settlement Agreement that is transferred by the JPML to MDL 2562 shall be deemed to be included within the definition of Individual Actions. 1.2 “Blue Buffalo Products” means the products set forth in Exhibit 1. 1.3 “Claim” has the meaning set forth at paragraph 2.7 below. 1.4 “Claim Form” means the document to be submitted by Settlement Class Members seeking compensation pursuant to this Settlement Agreement. The Claim Form will be available online at the Settlement Website (defined at paragraph 1.28 below) and the contents of the Claim Form will be approved by the Court in connection with the Court-Ordered Allocation Plan (defined below). 1.5 “Claimant” means a Settlement Class Member who submits a claim as described in Section II of this Settlement Agreement. 1.6 “Class Counsel” means the law firm of KamberLaw LLC. 1.7 “Class Representatives” means Plaintiffs Alexia Keil, Nick Hutchison, Rachael D. Stone, Maja Mackenzie, Jonathan Fisher, David Delre, Beth Cox, Lori Canale, and Derek McCusker. 1.8 “Court” means the United States District Court, Eastern District of Missouri. 1.9 “Defendant’s Counsel” means the law firms of Patterson Belknap Webb & Tyler LLP; Paul, Weiss, Rifkind, Wharton & Garrison LLP; and Carmody MacDonald P.C. Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 6 of 105 PageID #: 1105

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 6 1.10 “District Court Final Approval Date” means the day on which the Court’s Settlement Approval Order and Final Judgment (defined at paragraph 1.24 below) is entered. 1.11 “Fee and Expense Award” means the amount awarded to Class Counsel by the Court for attorneys’ fees, costs, and expenses, which shall be distributed by Class Counsel, with the advice and consent of Supporting Counsel (defined at paragraph 1.30 below), in a manner consistent with counsel’s contribution to the benefit obtained for the Class. 1.12 “Effective Date” means the fifth business day after the last of the following dates: a. Blue Buffalo’s Counsel, Blue Buffalo, and Class Counsel have executed this Stipulation; b. The Court has entered the Final Approval Order; and c. The Final Approval Order has become a final, non-appealable judgment approving the Settlement in all respects and is no longer subject to review, rehearing, appeal, petition for allowance of appeal, petition for certiorari, or other review of any kind. 1.13 “Incentive Award” means any award sought by application to and approved by the Court that is payable to the Class Representatives separate and apart from the Cash Settlement Fund, which shall be distributed by Class Counsel to the Class Representatives. 1.14 “Media Plan” means a proper notice plan, substantially as described in Exhibit 2 hereto (Declaration of Jeanne C. Finegan), developed by the Settlement Administrator (defined at paragraph 1.23 below) to expose a majority percentage of the Settlement Class to the Notice and to command the Settlement Class Members’ attention when the Publication Notice appears on the internet or in printed media. Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 7 of 105 PageID #: 1106

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 7 1.15 “Notice and Other Administrative Costs” means all costs and expenses actually incurred by the Settlement Administrator in the publication of Class Notice, establishment of the Settlement Website and the processing, handling, reviewing, and paying of claims made by Claimants, which have been estimated by the Settlement Administrator to be $925,000. 1.16 “Notice Date” means the date upon which notice is initially sent. 1.17 “Parties” means Alexia Keil, Nick Hutchison, Rachael D. Stone, Maja Mackenzie, Jonathan Fisher, David Delre, Beth Cox, Lori Canale, Derek McCusker, and Blue Buffalo Company, Ltd. 1.18 “Preliminary Approval” means that the Court has entered an order preliminarily approving the terms and conditions of this Settlement Agreement, including the manner of providing and content of notice to Settlement Class Members. 1.19 “Preliminary Approval Date” means the date on which the Court enters an Order granting Preliminary Approval. 1.20 “Proof of Purchase” means acceptable documentation that provides proof of the purchase of Blue Buffalo Products. Such acceptable documentation will consist of an original receipt from a retailer, print out from a loyalty program, or other legitimate, documentary proof showing payment to a retailer for Blue Buffalo Products that was not used as proof for any other claim. 1.21 “Publication Notice” means the proposed short form notice, substantially in the form as that attached hereto and made a part hereof as Exhibit 3, to be approved by the Court and to be published in accordance with Section 4 of this Stipulation. 1.22 “Released Persons” means Blue Buffalo; all of Blue Buffalo’s past and present respective parents, subsidiaries, divisions, affiliates, persons and entities directly or indirectly Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 8 of 105 PageID #: 1107

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 8 under its or their control in the past or in the present; Blue Buffalo’s respective assignors, predecessors, successors, and assigns; and all past or present partners, shareholders, managers, members, directors, officers, employees, agents, attorneys, insurers, accountants, and representatives of any and all of the foregoing. 1.23 “Settlement Administrator” means Heffler Claims Group and its successors and assigns. 1.24 “Settlement Approval Order and Final Judgment” means an order and judgment issued and entered by the Court, approving this Settlement Agreement as binding upon the Parties and the Settlement Class Members and dismissing the claims against Blue Buffalo with prejudice, and setting the amount for an award of attorneys’ fees. Class Counsel represents that it will not apply for attorneys’ fees that exceed one-quarter of the total $32 million value of the Settlement Fund as defined in paragraph 1.27 below, exclusive of any interest accumulated, in that fund. Class Counsel may also seek an award of costs and expenses to be paid from the Settlement Fund. The Settlement Approval Order and Final Judgment shall constitute a judgment within the meaning and for purposes of Rule 54 of the Federal Rules of Civil Procedure. The Parties jointly shall request the Court to enter the proposed Settlement Approval Order and Final Judgment. 1.25 “Settlement Class Members” or “Settlement Class” means: All residents of the United States of America who, from May 7 2008 through the Preliminary Approval Date, purchased any of the Blue Buffalo Products. Excluded from this definition are the Released Persons, the Court, and its personnel. Settlement Class Members who exclude themselves from the Settlement, pursuant to the procedures set forth in Section V of the Settlement Agreement, shall no longer thereafter be Settlement Class Members and shall not be bound by this Settlement Agreement and shall not be eligible to make a claim for any benefit under the terms of this Settlement Agreement or object thereto. Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 9 of 105 PageID #: 1108

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 9 1.26 “Settlement Class Period” means the period of time from May 7, 2008 through the Preliminary Approval Date. 1.27 “Settlement Fund” means the total cash commitment of Blue Buffalo for purposes of this settlement, as described in Section 2 of this Settlement Agreement, with a total value of thirty two million dollars ($32,000,000), paid by Blue Buffalo for purposes of effectuating the settlement of this Action, the payment and disposition of which is subject to the provisions of this Settlement Agreement, including paragraphs 2.2, 2.4, 2.5, and 5.6, below. 1.28 “Settlement Website” means a website operated and maintained by the Settlement Administrator solely for purposes of making available to the Settlement Class Members the documents, information, and online claims submission process referenced in paragraphs 2.6 through 2.10 below. 1.29 “Settlement Notice” means the proposed long form notice substantially in the form as that attached hereto and made a part hereof as Exhibit 4, to be approved by the Court and to be disseminated in accordance with Section 4 of this Stipulation. 1.30 “Supporting Counsel” means The Simon Law Firm, P.C., as Liaison Counsel, and the remaining members of the Plaintiffs’ Executive Committee, comprised of the law firms of Gray Ritter & Graham, P.C., Steelman, Gaunt & Horsefield, and Bursor & Fisher, P.A. 1.31 “Valid Claim Form” means a Claim Form submitted by a Settlement Class Member that (a) is submitted in accordance with the directions on the Claim Form and the provisions of the Settlement Agreement; (b) is accurately, fully and truthfully completed and executed, with all of the information requested in the Claim Form by a Settlement Class Member on the initial submission; (c) is signed physically or by e-signature by a Settlement Class Member or Person with authority to sign for and bind a Settlement Class Member, subject to Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 10 of 105 PageID #: 1109

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 10 penalty of perjury; (d) is returned via mail and post-marked by the Claims Deadline or received by mail or on-line submission by midnight of the Claims Deadline Eastern Standard Time and is determined to be valid by the Settlement Administration. 1.32 As used herein, the plural of any defined term includes the singular thereof and the singular of any defined term includes the plural thereof, as the case may be. 2. SETTLEMENT CONSIDERATION 2.1. Injunctive Relief. Within sixty (60) calendar days after entry of the Final Approval Order, Blue Buffalo shall ensure that it no longer represents to the public that the Blue Buffalo Products do not include chicken or poultry by-product meal unless or until: (i) All specifications for Blue Buffalo Products have been reviewed for the purpose of ensuring that they are consistent with all packaging claims found on the product and representations regarding the products found on the Blue Buffalo website; and (ii) Blue Buffalo has reviewed its supplier relationships and has instituted practices designed to ensure that all materials provided by its suppliers comply with the applicable product specifications 2.2. Payments from the Settlement Fund. The Settlement Fund shall be applied to pay, in the following order: (i) all costs and payments associated with the Media Plan and administration of the Settlement Fund, including all payments to the Settlement Administrator, as described in paragraph 4.5 below; (ii) any necessary taxes and tax expenses on the Settlement Fund; (iii) any award of attorneys’ fees and costs made by the Court to Class Counsel Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 11 of 105 PageID #: 1110

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 11 under the Settlement Agreement, described in paragraph 3.1 below; and (iv) Valid Claim Forms for cash benefits submitted by Settlement Class Members pursuant to paragraph 2.7 below. 2.3. Incentive Awards. Blue Buffalo agrees to separately provide each Class Representative with an Incentive Award as ordered by the Court, but in no event to exceed $1,500 per Class Representative, in accordance with paragraph 3.2 below. 2.4. Total Financial Commitment. Blue Buffalo’s total financial commitment and obligation under this Settlement Agreement, including but not limited to paragraph 3.1, shall not exceed $32,000,000, exclusive of any Incentive Awards to the Class Representatives awarded by the Court and paid by Blue Buffalo in accordance with paragraphs 2.3 and 3.2. 2.5. Schedule of Payments into Settlement Fund. Within thirty (30) days of the Preliminary Approval Order, Blue Buffalo shall deposit an amount equal to $32,000,000 into an interest-bearing escrow account. Such account and the terms of the escrow shall be acceptable to Class Counsel. The interest accumulated on these monies shall be included in the Settlement Fund and be made available as payment to Settlement Class Members upon granting Final Approval of this settlement. In the event Final Approval is not granted, the Settlement Fund and all accumulated interest shall revert to Blue Buffalo. 2.6. Claims Process. Each Settlement Class Member shall be entitled to submit a claim for a cash payment as set forth below. The period for submitting such claims shall commence upon the Notice Date and continue for no less than 90 days (the “Notice Period”). The Settlement Administrator shall, subject to the supervision of the Court, administer the relief provided by this Stipulation by processing Claim Forms in a rational, responsive, cost effective and timely manner. The Settlement Administrator shall maintain reasonably detailed records of Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 12 of 105 PageID #: 1111

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 12 its activities under this Stipulation. The Settlement Administrator shall maintain all such records as are required by applicable law in accordance with its normal business practices, and such records will be made available to Class Counsel and Defendant’s Counsel, the Parties and their representatives promptly upon request. The Settlement Administrator shall also provide reports and other information to the Court as the Court may require. The Settlement Administrator shall promptly provide Class Counsel and Defendant’s Counsel with information concerning Notice, administration and implementation of the Stipulation. Should the Court request or should it be reasonably advisable to do so, the Parties, in conjunction with the Settlement Administrator, shall submit a timely report to the Court summarizing the work performed by the Settlement Administrator. Without limiting the foregoing, the Settlement Administrator shall: i. upon request, promptly forward to Defendant’s Counsel and Class Counsel, copies of all documents and other materials relating to the administration of the Stipulation; ii. receive requests from Class Members to exclude themselves from the Settlement Class and promptly provide to Class Counsel and Defendant’s Counsel a copy thereof upon receipt. If the Settlement Administrator receives any requests for exclusion from Class Members after the Exclusion Deadline, the Settlement Administrator shall promptly provide copies thereof to Class Counsel and Defendant’s Counsel; iii. provide reports and summaries, as requested, to Class Counsel and Defendant’s Counsel, including without limitation, reports regarding the number of Claim Forms received and the identity of the Settlement Class Members; Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 13 of 105 PageID #: 1112

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 13 iv. employ reasonable procedures to screen Claims Forms for waste, fraud, and abuse and shall reject a Claim Form, or any part of a claim for a payment reflected therein, where the Settlement Administrator determines that there is evidence of fraud. The Settlement Administrator will review each Claim Form based upon the initial submission by a Settlement Class Member and ensure that each is complete, properly substantiated and, based on the substantiation, determine the appropriate benefit to be paid, if any, in accordance with the terms of this Agreement. The Settlement Administrator is empowered to pay legitimate and valid claims only. v. prepare a declaration attesting to compliance with the Class Notice requirements set forth below and identifying all opt-outs and/or objectors. Such declaration shall be provided to Defendant’s Counsel and Class Counsel for filing with the Court no later than fourteen (14) days prior to the Final Approval Hearing. vi. issue Benefit Checks. All Benefit Checks issued pursuant to this Stipulation shall bear in the legend that they expire if not negotiated within ninety (90) days of their date of issue. To the extent that a Benefit Check issued to a Settlement Class Member is not cashed within ninety (90) days after the date of issue, the check will be void. All Claims must be submitted with a Claim Form and received by the Settlement Administrator or postmarked by the Claims Deadline. The Claims Deadline shall be clearly set forth in the Class Notice, the Settlement Website, and on the Claim Form. Settlement Class Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 14 of 105 PageID #: 1113

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 14 Members who fail to submit a Claim Form by the Claims Deadline shall not be eligible for an Award. The Claim Form will be available on the Settlement Website. The Claim Form will be mailed to Settlement Class Members upon request by calling or writing to the Settlement Administrator. Settlement Class Members may submit their completed and signed Claim Forms to the Settlement Administrator by such means as proscribed by the Notice on or before the Claims Deadline. Such Claim Form shall be submitted to the Court for approval substantially in the form as that attached hereto and made a part hereof as Exhibit 5. After all claims have been processed, the Settlement Administrator will provide Defendant’s Counsel and Class Counsel with the approved claimants list, including the distribution calculations for each claim, and details regarding any deficient Claim Forms and all claims marked for denial. The Settlement Administrator will maintain a database of filed claims, which will include all relevant information captured from the Claim Form. 2.7. Claims. Each Settlement Class Member may file a claim that will, if valid, entitle the Class Member to a cash payment. All available monies in the Settlement Fund will be paid out to Class Members with no possibility of reversion to Blue Buffalo. Subject to potential adjustment as described in Paragraph 2.8 below, monies will be distributed to Class Members pro rata based on the amounts apportioned to each Class Member by the following claims process subject to the pro rata adjustments set forth in Paragraph 2.8: Option 1. Settlement Class Members who do not provide valid Proof of Purchase, and complete the Claim Form confirming under penalty of perjury (i) that they purchased one or more Blue Buffalo Products during the Settlement Class Period; (ii) the place of purchase; (iii) the identification of the Blue Buffalo Product; and (iv) the total sum of money spent by them on Blue Buffalo Products during the Settlement Class Period, shall receive, for each $50 in purchases, $5.00 in the form of a cash payment; provided, however, that recovery under this Option 1 may not exceed $10, and provided further that a Settlement Class Member who Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 15 of 105 PageID #: 1114

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 15 confirms that they purchased one or more Blue Buffalo Products but did not spend at least $50 on such purchases will nonetheless be entitled to a minimum recovery of a $5.00 cash payment; or Option 2. Settlement Class Members who complete the Claim Form and provide valid Proof of Purchase showing their actual purchase(s) of Blue Buffalo Products during the Settlement Class Period shall receive, for each $50 in purchases, $5.00 in the form of a cash payment; provided, however, that recovery under this Option 2 may not exceed $200. A Settlement Class Member is eligible for one claim submission per Household. A Household shall mean all persons who share a common address, means of payment or loyalty card. The Settlement Administrator shall pay all fees associated with the administration and issuance of checks for cash payments to Settlement Class Members from the Settlement Fund. 2.8. Pro Rata Adjustments. If the total value of claims submitted exceeds or falls short of the balance remaining in the Settlement Fund, then, subject to Paragraph 2.9 below, the compensation provided to each Settlement Class Member shall be reduced or increased pro rata. Accordingly, cash payments may be in increments greater or less than $5.00, depending upon the actual number and nature of claims submitted. If cash payments are made in increments greater than $5.00, the maximum recoveries under Option 1 and Option 2 will be increased pro rata. 2.9. Review of Claims. The Settlement Administrator shall be responsible for reviewing all claims to determine their validity. The Settlement Administrator shall reject any claim that does not comply in any material respect with the instructions on the Claim Form or the terms of paragraph 2.7, above, or is submitted after the close of the claim period set by the Court (“Claim Period Close Date”). The Parties may review any claims found to be invalid by the Settlement Administrator and bring any disagreement to the attention of the Settlement Administrator. If the Parties both agree that a claim is valid, the claim shall be paid irrespective Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 16 of 105 PageID #: 1115

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 16 of the determination made by the Settlement Administrator. If either Class Counsel or Defense Counsel shall believe a claim is valid while the other does not, such disagreements shall be resolved by the Hon. Wayne R. Andersen. All further mediation fees shall be paid from the Settlement Fund. 2.10. Cash Benefit – Uncleared Checks. Those Settlement Class Members whose cash benefit checks are not cleared within ninety (90) days after issuance shall be ineligible to receive a cash settlement benefit and Blue Buffalo shall have no further obligation to make any payment pursuant to this Settlement Agreement or otherwise to such Settlement Class Members. All unpaid funds from uncleared checks shall remain in the Settlement Fund pending further order of the Court. If any unpaid funds remain in the Settlement Fund, Class Counsel shall make an application to the Court to seek approval for a proposed disposition of the unpaid funds. Such proposed distribution may not include any additional payment to Counsel for fees or expenses. 2.11. Notice to Attorneys General. The Settlement Administrator shall provide the notices to the appropriate state and federal officials as required by 28 U.S.C. § 1715 et seq. under the direction and supervision of Defendant’s Counsel. 3. CLASS COUNSEL ATTORNEYS’ FEES AND EXPENSES, AND CLASS REPRESENTATIVE INCENTIVE AWARDS 3.1. Attorneys’ Fees, Costs and Expenses. Class Counsel will petition the Court for an award of attorneys’ fees, costs and expenses in an amount not to exceed one quarter of the total $32 million value of the Settlement Fund, exclusive of interest accumulated and, with the advice and consent of Supporting Counsel, distribute such fees, costs and expenses in a manner consistent with counsel’s contribution to the benefit obtained for the Class. Such fees, costs and expenses, if approved by the Court, shall be payable within 30 days following the District Court’s final order approving the settlement and fee award, or such later date as required by the Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 17 of 105 PageID #: 1116

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 17 Court, subject to the provision of reasonable and adequate security, and Class Counsel providing all payment routing information and the tax I.D. numbers for Class Counsel. The Fee and Expense Award shall be the total obligation of Blue Buffalo to pay for attorneys’ fees, costs and/or expenses of any kind (including, but not limited to, travel, filing fees, court reporter and videographer expenses, expert fees and costs, and document review and production costs related to this Action or any claims asserted in the Action). Any disputes regarding the distribution of fees or the reasonableness or adequacy of the security to be provided by counsel shall be mediated by the Hon. Wayne R. Andersen and decided by the Court. Notwithstanding the foregoing, if the Final Settlement Approval Order and Final Judgment or any part of it is vacated, overturned, reversed, or rendered void or unenforceable as a result of an appeal, or the Settlement Agreement is voided, rescinded, or otherwise terminated for any other reason, then Class Counsel shall, within sixty (60) days, repay to the Settlement Fund the full amount of the attorneys’ fees and costs paid to Class Counsel. In such event, Class Counsel and Supporting Counsel shall be liable for the return of such payments they each received, but none shall be liable for amounts received by other counsel. Class Counsel and Supporting Counsel agree that the denial of, reduction or downward modification of, or failure to grant any application for attorneys’ fees, costs, or expenses shall not constitute grounds for modification or termination of this Settlement Agreement, including the releases provided for herein. 3.2. Incentive Awards. Class Counsel will petition the Court for approval of Incentive Awards payable to the Class Representatives in amounts not to exceed $1,500.00 each. Blue Buffalo shall pay such award by wire transfer or check to Class Counsel within fourteen (14) calendar days after the Final Settlement Approval Date, subject to the prior delivery to Blue Buffalo of tax I.D. number(s) for each individual receiving such award. Class Representatives Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 18 of 105 PageID #: 1117

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 18 agree that the denial of, reduction or downward modification of, or failure to grant any application for Incentive Awards shall not constitute grounds for modification or termination of this Settlement Agreement, including the releases provided for herein. 4. NOTICE TO CLASS AND ADMINISTRATION OF SETTLEMENT 4.1. Class Notice. The Class Notice shall conform to all applicable requirements of the Federal Rules of Civil Procedure, the United States Constitution (including the Due Process Clauses), and any other applicable law, and shall otherwise be in the manner and form approved by the Court. Any disputes regarding Class Notice will be mediated by the Hon. Wayne R. Andersen and resolved by the Court. 4.2. General Notice Terms. The Class Notice shall: a. inform Settlement Class Members that, if they do not exclude themselves from the Class, they may be eligible to receive the relief under the proposed settlement; b. contain a short, plain statement of the background of the Action, the Class certification and the proposed settlement; c. describe the proposed settlement relief outlined in this Stipulation; and d. state that any relief to Settlement Class Members is contingent upon the Court’s final approval of the proposed settlement. 4.3. Notice of Exclusion and Objection Rights. The Class Notice shall inform Settlement Class Members of their rights to exclude themselves from the Class or object to the proposed settlement, as described in paragraphs 5.3 and 5.4 below. 4.4. Time and Manner of Notice. Class Notice shall be provided as set forth in the Media Plan; media delivery of Class Notice shall be completed within sixty (60) days after the Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 19 of 105 PageID #: 1118

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 19 Preliminary Approval Date. In addition, Blue Buffalo has in its possession approximately 1.8 million e-mail addresses of potential Class Members. The Claims Administrator shall send short form notice or a link to the Settlement Website to all such e-mail addresses within thirty (30) days after the Preliminary Approval Date. 4.5. Responsibilities of Settlement Administrator. The Settlement Administrator (including subcontractors) shall help implement the terms of the proposed Settlement Agreement. The Settlement Administrator shall be responsible for administrative tasks, including, without limitation, (a) notifying the appropriate state and federal officials about the settlement, (b) arranging, as set forth in the Media Plan, for distribution of Class Notice (in the form approved by the Court) and Claim Forms (in a form ordered by the Court) to Settlement Class Members, (c) answering inquiries from Settlement Class Members and/or forwarding such written inquiries to Class Counsel or their designee, (d) receiving and maintaining on behalf of the Court and the Parties any Settlement Class Member correspondence regarding requests for exclusion to the settlement, (e) establishing the Settlement Website that posts notices, Claim Forms and other related documents, (f) receiving and processing claims and distributing cash payments to Settlement Class Members, and (g) otherwise assisting with implementation and administration of the Settlement Agreement terms. The actual costs and expenses of the Settlement Administrator will be paid from the Settlement Fund. 4.6. Performance Standards of Settlement Administrator. The contract with the Settlement Administrator shall obligate the Settlement Administrator to abide by the following performance standards: a. The Settlement Administrator shall accurately and neutrally describe, and shall train and instruct its employees and agents to accurately and Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 20 of 105 PageID #: 1119

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 20 objectively describe, the provisions of this Stipulation in communications with Settlement Class Members; b. The Settlement Administrator shall provide prompt, accurate and objective responses to inquiries from Class Counsel or its designee, Defendant and/or Defendant’s Counsel or its designee, and shall periodically report on claims, objectors, exclusion requests, or such other information that may be reasonably requested by Defendant’s Counsel or Class Counsel; and c. The Settlement Administrator shall seek clarification, instruction or authorization for performance of its duties and expenditure or disposition of cash from both Class Counsel and its designee and from Defendant and/or Defendant’s Counsel or its designee. 5. CLASS SETTLEMENT PROCEDURES 5.1. Settlement Approval. On or about December 14, 2015, the Class Representatives shall move for a Conditional Class Certification and Preliminary Approval Order, conditionally certifying the Settlement Class, preliminarily approving the terms and conditions of this Settlement Agreement as fair, reasonable, and adequate, and in the best interests of the Settlement Class Members, approving notice to the Settlement Class Members as described in Section 4 above, and setting a hearing to consider final approval of the Settlement and any objections thereto. Blue Buffalo may join in such motion in whole or in part and shall be provided such papers no less than four days prior to the papers being submitted to the Court for consideration. Class Counsel intends to submit such papers to the Court for consideration on or about December 8, 2015. Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 21 of 105 PageID #: 1120

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 21 5.2. Settlement Approval Order and Final Judgment. At or before the final fairness hearing, the Class Representatives shall move for entry of a Settlement Approval Order and Final Judgment consistent with the terms of this Agreement and the Preliminary Approval Order, granting final approval of this Settlement and holding this Settlement Agreement to be fair, reasonable, and adequate, and in the best interests of the Settlement Class Members, and binding (as of the Final Settlement Approval Date) on all Settlement Class Members who have not excluded themselves as provided below, and ordering that the Settlement relief be provided as set forth in this Settlement Agreement, ordering the releases as set forth in Section 6 below to be effective on the Final Settlement Approval Date, and entering judgment in the Action. 5.3. Objections. Any Settlement Class Member who intends to object to the Settlement must do so no later than ninety (90) calendar days after the Notice Date (the “Objection Deadline”). In order to object, the Settlement Class Member must file with the Court, and provide a copy to Class Counsel and Defendant’s Counsel, a hand signed document that includes: a. The name, address, telephone number, and, if available, the email address of the Person objecting, and if represented by counsel, of his/her counsel; b. Specifically and in writing, all objections and grounds; c. Whether he/she intends to appear at the Final Approval Hearing, either with or without counsel; d. A statement sufficient to establish his/her membership in the Settlement Class, including all information required by the Claim Form; e. A detailed list of any other objections submitted by the Settlement Class Member, or his/her counsel, to any class actions submitted in any court, Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 22 of 105 PageID #: 1121

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 22 whether state or federal, in the United States in the previous five (5) years. If the Settlement Class Member or his/her counsel has not objected to any other class action settlement in any court in the United States in the previous five (5) years, he/she shall affirmatively state so in the written materials provided in connection with the Objection to this Settlement; and f. The proposed order granting Preliminary Approval will provide that any Settlement Class Member wishing to object and/or appear who fails to follow the procedures set forth above may, in the discretion of the Court, be precluded from doing so. 5.4. Requests for Exclusion. The Class Notice shall advise all Settlement Class Members of their right to be excluded from the Settlement. If, within such time as is ordered by the Court and contained in the Class Notice, any Settlement Class Member wishes to be excluded from the Settlement, he or she must do so by timely mailing a valid opt-out notice, as described in the Class Notice. Any Settlement Class Member who timely elects to opt out of the Settlement shall not be permitted to object to the Settlement. Persons falling within the definition of the Settlement Class who validly and timely request exclusion from the Settlement effected by this Settlement Agreement, pursuant to the procedures set forth in this paragraph, shall not be Settlement Class Members, shall not be bound by this Settlement Agreement and shall not be eligible to make a claim for any benefit under the terms of this Settlement Agreement. At least seven (7) calendar days prior to the final approval hearing, Class Counsel shall prepare or cause the Settlement Administrator to prepare a list of the persons who have excluded Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 23 of 105 PageID #: 1122

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 23 themselves in a valid and timely manner from the Settlement Class (the “Opt-Outs”), and Class Counsel shall file that list with the Court. 5.5. Stay of the Action. The Parties shall request that the Court, in connection with Preliminary Approval, issue an immediate stay of the Action. 5.6. Effect If Settlement Not Approved. This Settlement Agreement was entered into only for purposes of settlement, subject to and without waiver of the Parties’ respective rights. If the Court does not enter the order granting Preliminary Approval or does not grant final approval, or if the Final Settlement Approval Date does not occur, Class Counsel and Defendant’s Counsel shall endeavor, consistent with the Settlement Agreement, to cure any defect identified by the Court; provided, however, that Blue Buffalo shall not be obligated to accept such cure if it increases the cost or burden of the Settlement Agreement to Blue Buffalo or any of the other Released Persons or reduces or otherwise affects the scope of the releases provided by this Settlement Agreement. In the event that the Settlement Agreement is terminated for any reason, final approval does not occur for any reason, or the Final Settlement Approval Date does not occur, then no term or condition of the Settlement Agreement, or any draft thereof, or any discussion, negotiation, documentation, or other part or aspect of the Parties’ settlement discussions shall have any effect, nor shall any such matter be admissible in evidence for any purpose in the Action, or in any other proceeding, the Parties shall be restored to their respective positions immediately preceding execution of this Settlement Agreement. If the final Settlement Approval Order and Final Judgment or any part of it is vacated, overturned, reversed, or rendered void as a result of an appeal, or the Settlement Agreement is voided, rescinded, or otherwise terminated for any other reason, then within thirty (30) days, Class Counsel shall return to Blue Buffalo all attorneys’ fees, costs, and other payments received by Class Counsel Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 24 of 105 PageID #: 1123

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 24 under the Settlement Agreement, as set forth in paragraph 3.1 above. The Parties agree that all drafts, discussions, negotiations, documentation, or other information prepared in relation to the Settlement Agreement and the Parties’ settlement discussions shall be treated as strictly confidential and may not be disclosed to any person other than the Parties’ counsel, insurers, accountants, auditors, and other related parties required to have notice of this Settlement Agreement pursuant to applicable state and federal law, including but not limited to laws governing publicly traded corporations. Blue Buffalo’s rights with respect to class certification expressly are reserved and preserved. 6. RELEASES 6.1. Release by Settlement Class Members. Effective as of the Final Settlement Approval Date, each and all of the Settlement Class Members (except any such person who has filed a proper and timely request for exclusion) shall release and forever discharge, and shall be forever barred from asserting, instituting, or maintaining against any or all of the Released Persons, any and all claims, demands, actions, causes of action, lawsuits, arbitrations, damages, or liabilities whether legal, equitable, or otherwise, relating in any way to the marketing, advertising, or labeling of any of the Blue Buffalo Products at any time on or after May 7, 2008 and prior to Final Settlement Approval Date, that were asserted, or could have been asserted, in the Action (collectively, the “Claims”). With respect to the Claims released pursuant to this paragraph, each Settlement Class Member shall be deemed to have waived and relinquished, to the fullest extent permitted by law, the provisions, rights and benefits of California Civil Code section 1542 (and equivalent, comparable, or analogous provisions of the laws of the United States of America or any state or territory thereof, or of the common law or civil law). Section 1542 provides that: Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 25 of 105 PageID #: 1124

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 25 A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR. Each and every term of this paragraph shall inure to the benefit of each and all of the Released Persons, and each and all of their respective successors and personal representatives, which persons and entities are intended to be beneficiaries of this paragraph. 6.2 Effectuation of Settlement. None of the above releases include releases of claims or otherwise affects rights to enforce the terms of the Settlement Agreement. 6.3 No Admission of Liability. This Settlement Agreement reflects, among other things, the compromise and settlement of disputed claims among the parties, and neither this Settlement Agreement nor the releases given herein, nor any consideration therefor, nor any actions taken to carry out this Settlement Agreement, are intended to be, nor may they be deemed or construed to be, an admission or concession of liability, or the validity of any claim, defense, or of any point of fact or law on the part of any party. Blue Buffalo denies the material allegations of the complaint filed in this Action. Neither this Settlement Agreement, nor the fact of settlement, nor the settlement proceedings, nor the settlement negotiations, nor any related document, shall be used as an admission of any fault or omission by any or all of the Released Persons, or be offered or received in evidence as an admission, concession, presumption or inference of any wrongdoing or liability by any or all of the Released Persons in any proceeding, other than such proceedings as may be necessary to consummate, interpret or enforce this Settlement Agreement. The Parties agree that Blue Buffalo’s third party complaint for indemnification and contribution should be dismissed without prejudice pursuant to Federal Rule of Civil Procedure 41(a)(2). Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 26 of 105 PageID #: 1125

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 26 7. CERTIFICATION OF SETTLEMENT CLASS 7.1 The Parties agree, for settlement purposes only, that this Action shall be certified and proceed as a class action under Federal Rule of Civil Procedure 23(b)(3), with a class consisting of all Settlement Class Members, and with Alexia Keil, Nick Hutchison, Rachael D. Stone, Maja Mackenzie, Jonathan Fisher, David Delre, Beth Cox, Lori Canale, and Derek McCusker, as Class Representatives, and with Class Counsel as counsel for the Settlement Class Members. 7.2 Any certification of a conditional, preliminary or final settlement class pursuant to the terms of this Settlement shall not constitute, and shall not be construed as, an admission on the part of Blue Buffalo that this Action, or any other proposed or certified class action, is appropriate for trial class treatment pursuant to Federal Rule of Civil Procedure or any similar state or federal class action statute or rule. This Settlement Agreement shall be without prejudice to the rights of Blue Buffalo to: (a) move to dismiss or stay this Action on any applicable basis; (b) oppose certification in this Action should this Settlement Agreement not be approved or implemented for any reason; or (c) oppose certification in any other proposed or certified class action. Neither the fact of this settlement nor this Settlement Agreement shall be used in connection with efforts in any proceeding to seek certification of any claims asserted against Blue Buffalo. 8. MISCELLANEOUS PROVISIONS 8.1. Change of Time Periods. The time periods and/or dates described in this Settlement Agreement with respect to the giving of notices and hearings are subject to approval and change by the Court or by the written agreement of Class Counsel and Defendant’s Counsel, without notice to Settlement Class Members. The Parties reserve the right, by agreement and Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 27 of 105 PageID #: 1126

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 27 subject to the Court’s approval, to grant any reasonable extension of time that might be needed to carry out any of the provisions of this Settlement Agreement. 8.2. Time for Compliance. If the date for performance of any act required by or under this Settlement Agreement falls on a Saturday, Sunday, or court holiday, that act may be performed on the next business day with the same effect as if it had been performed on the day or within the period of time specified by or under this Settlement Agreement. 8.3. Governing Law. This Settlement Agreement is intended to and shall be governed by the laws of the State of Missouri without giving effect to principles of conflicts of laws. 8.4. Entire Agreement. The terms and conditions set forth in this Settlement Agreement constitute the complete and exclusive statement of the agreement between the parties relating to the subject matter of this Settlement Agreement, superseding all previous negotiations and understandings, and may not be contradicted by evidence of any prior or contemporaneous agreement. The Parties further intend that this Settlement Agreement constitutes the complete and exclusive statement of its terms as between the parties, and that no extrinsic evidence whatsoever may be introduced in any agency or judicial proceeding, if any, involving this Settlement Agreement. Any modification of the Settlement Agreement must be in writing signed by Class Counsel and Blue Buffalo. 8.5. Advice of Counsel. The determination of the terms and the drafting of this Settlement Agreement have been by mutual agreement after negotiation, with consideration by and participation of all parties and their counsel. The presumption found in California Civil Code section 1654 (and equivalent, comparable, or analogous provisions of the laws of the United States of America or any state or territory thereof, or of the common law or civil law) that Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 28 of 105 PageID #: 1127

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 28 uncertainties in a contract are interpreted against the party causing an uncertainty to exist is waived by all parties. 8.6. Binding Agreement. This Settlement Agreement shall be binding upon and inure to the benefit of the respective heirs, successors, and assigns of the Parties, the Settlement Class Members and the other Released Persons. 8.7. No Waiver. The waiver by any party of any provision or breach of this Settlement Agreement shall not be deemed a waiver of any other provision or breach of this Settlement Agreement. 8.8. Execution in Counterparts. This Settlement Agreement shall become effective upon its execution by all of the undersigned. The parties may execute this Settlement Agreement in counterparts, and execution of counterparts shall have the same force and effect as if all parties had signed the same instrument. The parties further agree that signatures provided by portable document format (PDF) or other electronic transmission shall have the same force and effect as original signatures. 8.9. Enforcement of this Settlement Agreement. The Court shall retain jurisdiction, and shall have exclusive jurisdiction, to enforce, interpret, and implement this Settlement Agreement, including any alleged violation, and the terms of any order entered pursuant to this Settlement Agreement. However, any dispute or disagreement between the Parties regarding this Agreement and its implementation for purposes of submission to the Court for Preliminary Approval, shall be mediated by the Hon. Wayne R. Andersen. 8.10. Notices. All notices to the Parties or counsel required by this Settlement Agreement shall be made in writing and communicated by email and mail to the following addresses: Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 29 of 105 PageID #: 1128

STIPULATION OF SETTLEMENT CASE NO. 14-MD-02562-RWS 29 If to the Class Representatives, Settlement Class Members, or Class Counsel: Liaison Counsel: John G. Simon The Simon Law Firm, P.C, 800 Market St., Ste 1700 St. Louis, MO 63101 T: 1.314.241.2929 jsimon@simonlawpc.com If to Blue Buffalo or Defendant’s Counsel: Steven A. Zalesin Patterson Belknap Webb & Tyler LLP 1133 Avenue of the Americas New York, NY 10036 Telephone: (212) 336-2000 Facsimile: (212) 336-2222 sazalesin@pbwt.com The rest of this page intentionally left blank. Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 30 of 105 PageID #: 1129

Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 31 of 105 PageID #: 1130

Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 32 of 105 PageID #: 1131

Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 33 of 105 PageID #: 1132

IN WITNESS HEREOF the undersigned, being duly authorized and intending to be legally bound hereby, have caused this Settlement Agreement to be executed on the dates shown below and agree that it shall take effect on the date it is executed by all of the undersigned.

APPROVED AND AGREED:

DATED: December 9, 2015 ______________________________
Scott A. Kamber
KamberLaw LLC
Interim Class Counsel

DATED: December 9, 2015 ______________________________
Steven A. Zalesin
PATTERSON BELKNAP WEBB & TYLER LLP
Attorneys for Defendant Blue Buffalo Co., Ltd.

DATED: December 9, 2015 ______________________________
Larry Miller, General Counsel
Blue Buffalo Co., Ltd.

DATED: December 9, 2015 ______________________________
John G. Simon
The Simon Law Firm, P.C.
Liaison Counsel

DATED: December 9, 2015 ______________________________
Don M. Downing
Gray, Ritter & Graham, P.C.

DATED: December 9, 2015 ______________________________
Joseph I. Marchese
Bursor & Fisher, P.A.

30
STIPULATION OF SETTLEMENT
CASE NO. 14-MD-02562-RWS

IN WITNESS HEREOF the undersigned, being duly authorized and intending to be legally bound hereby, have caused this Settlement Agreement to be executed on the dates shown below and agree that it shall take effect on the date it is executed by all of the undersigned. APPROVED AND AGREED: DATED: December 9,2015 Scott A. Kamber Kamberlaw LLC Interim Class Counsel DATED: December 9,2015 Steven A. Zalesin PATTERSON BELKNAP WEBB & TYLER LLP Attorneys for Defendant Blue Buffalo Co., Ltd. DATED: December 9.2015 Larry Miller, General Counsel Blue Buffalo Co., Ltd. DATED: December 9.2015 John G. Simon The Simon Law Firm. P.C. Liaison Counsel DATED: December 9,2015 Don M. Downing Gray, Ritter & Graham, P.C Bursor & Fisher, P.A. DATED: December 9,2015 30 STIPULATION OF SETTLEMENTCASE NO. I 4-MD-02562-RWS Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 34 of 105 PageID #: 1133

Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 35 of 105 PageID #: 1134

EXHIBIT 1 Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 36 of 105 PageID #: 1135

1 IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF MISSOURI IN RE BLUE BUFFALO COMPANY, LTD. MARKETING AND SALES PRACTICES LITIGATION Case No. 14-md-02562-RWS Product List UPC Product Name Dry Dog Food 840243109746 Basics Adult Grain Free Turkey 4 oz Sample 859610002863 Basics Adult Salmon 11 lb 859610002870 Basics Adult Salmon 24 lb 859610002849 Basics Adult Salmon 4 lb 859610002825 Basics Adult Turkey 11 lb 859610002832 Basics Adult Turkey 24 lb 859610002801 Basics Adult Turkey 4 lb 840243100026 Basics Grain Free Adult Duck 22 lb 840243100002 Basics Grain Free Adult Duck 4 lb 840243100040 Basics Grain Free Adult Lamb 11 lb 840243100057 Basics Grain Free Adult Lamb 22 lb 840243100033 Basics Grain Free Adult Lamb 4 lb 840243105441 Basics Grain Free Adult Salmon 11 lb 840243105465 Basics Grain Free Adult Salmon 22 lb 840243105427 Basics Grain Free Adult Salmon 4 lb 840243100064 Basics Grain Free Large Breed Adult Lamb 22 lb 840243100088 Basics Grain Free Small Breed Adult Lamb 11 lb 840243100071 Basics Grain Free Small Breed Adult Lamb 4 lb 859610007523 Basics Grain Free Turkey & Potato Recipe 11 lb 859610007530 Basics Grain Free Turkey & Potato Recipe 24 lb 859610007509 Basics Grain Free Turkey & Potato Recipe 4.5 lb 859610005857 Basics Healthy Weight Turkey & Potato Recipe 24 lb 859610005833 Basics Healthy Weight Turkey & Potato Recipe 4 lb 859610005826 Basics Large Breed Turkey & Potato 24 lb 859610005765 Basics Puppy Turkey & Potato 11 lb 859610005772 Basics Puppy Turkey & Potato 24 lb 859610005741 Basics Puppy Turkey & Potato 4 lb 840243105434 Basics Salmon 11 lb 840243105458 Basics Salmon 24 lb 840243105410 Basics Salmon 4 lb Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 37 of 105 PageID #: 1136

2 UPC Product Name 859610006717 Basics Senior Turkey & Potato Recipe 24 lb 859610006687 Basics Senior Turkey & Potato Recipe 4 lb 859610005802 Basics Small Breed Turkey & Potato 11 lb 859610005789 Basics Small Breed Turkey & Potato 4 lb 840243105397 Basics Turkey 11 lb 840243105403 Basics Turkey 24 lb 840243105380 Basics Turkey 4 lb 859610001460 Blue Adult 4 oz Sample 859610000098 Blue Adult Chicken & Brown Rice 15 lb 859610000111 Blue Adult Chicken & Brown Rice 30 lb 859610005963 Blue Adult Chicken & Brown Rice 33 lb 859610000074 Blue Adult Chicken & Brown Rice 6 lb 840243109715 Blue Adult Chicken 4 oz Sample 859610000302 Blue Adult Fish & Sweet Potato 15 lb 859610000326 Blue Adult Fish & Sweet Potato 30 lb 859610005987 Blue Adult Fish & Sweet Potato 33 lb 859610000289 Blue Adult Fish & Sweet Potato 6 lb 859610000357 Blue Adult Lamb And Brown Rice 15 lb 859610000371 Blue Adult Lamb And Brown Rice 30 lb 859610000333 Blue Adult Lamb And Brown Rice 6 lb 859610000364 Blue Adult Large Breed 15 lb 859610000388 Blue Adult Large Breed 30 lb 840243112944 Blue Chicken & Brown Rice Adult 33 lb 840243112975 Blue Fish & Sweet Potato 33 lb 859610000043 Blue Healthy Weight Chicken & Brown Rice 15 lb 859610000067 Blue Healthy Weight Chicken & Brown Rice 30 lb 859610000029 Blue Healthy Weight Chicken & Brown Rice 6 lb 840243112968 Blue Lamb And Brown Rice Adult 33 lb 840243112951 Blue Large Breed Adult 33 lb 859610005970 Blue Large Breed Adult Chicken & Brown Rice 33 lb 859610002566 Blue Large Breed Adult Fish & Oat 15 lb 859610002573 Blue Large Breed Adult Fish & Oat 30 lb 840243105236 Blue Large Breed Adult Fish & Oat 30 lb 840243102709 Blue Large Breed Adult Lamb 30 lb 859610002603 Blue Large Breed Healthy Weight Chicken & Brown Rice 15 lb 859610002610 Blue Large Breed Healthy Weight Chicken & Brown Rice 30 lb 840243105250 Blue Large Breed Healthy Weight Chicken & Brown Rice 30 lb 859610005994 Blue Large Breed Puppy Chicken & Brown Rice 33 lb 859610002580 Blue Large Breed Senior Chicken & Brown Rice 15 lb 859610002597 Blue Large Breed Senior Chicken & Brown Rice 30 lb 840243105243 Blue Large Breed Senior Chicken & Brown Rice 30 lb 859610000036 Blue Puppy Chicken & Brown Rice 15 lb 859610000050 Blue Puppy Chicken & Brown Rice 30 lb Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 38 of 105 PageID #: 1137

3 UPC Product Name 859610000012 Blue Puppy Chicken & Brown Rice 6 lb 840243109722 Blue Puppy Chicken 4 oz Sample 859610001996 Blue Puppy Lamb & Oat 15 lb 840243105151 Blue Puppy Lamb & Oat 15 lb 859610002993 Blue Puppy Lamb & Oat 30 lb 840243105526 Blue Puppy Lamb & Oat 30 lb 859610001989 Blue Puppy Lamb & Oat 6 lb 840243105144 Blue Puppy Lamb & Oat 6 lb 859610000296 Blue Puppy Lamb And Brown Rice 15 lb 859610000272 Blue Puppy Lamb And Brown Rice 6 lb 859610000425 Blue Puppy Large Breed 15 lb 859610000449 Blue Puppy Large Breed 30 lb 859610000159 Blue Senior Chicken & Brown Rice 15 lb 859610000173 Blue Senior Chicken & Brown Rice 30 lb 859610000135 Blue Senior Chicken & Brown Rice 6 lb 840243102655 Blue Senior Lamb 15 lb 840243102662 Blue Senior Lamb 30 lb 840243102648 Blue Senior Lamb 6 lb 859610007448 Blue Small Bite Adult Chicken & Brown Rice 15 lb 859610007455 Blue Small Bite Adult Chicken & Brown Rice 30 lb 859610007462 Blue Small Bite Senior Chicken & Brown Rice 15 lb 859610001248 Blue Small Breed 15 lb 859610001231 Blue Small Breed 6 lb 840243105298 Blue Small Breed Adult Fish & Brown Rice 15 lb 859610002658 Blue Small Breed Adult Fish & Brown Rice 15 lb 840243105281 Blue Small Breed Adult Fish & Brown Rice 6 lb 859610002641 Blue Small Breed Adult Fish & Brown Rice 6 lb 840243105700 Blue Small Breed Adult Healthy Weight 15 lb 840243105694 Blue Small Breed Adult Healthy Weight 6 lb 859610003709 Blue Small Breed Adult Healthy Weight Chicken & Brown Rice 15 lb 859610003693 Blue Small Breed Adult Healthy Weight Chicken & Brown Rice 6 lb 859610003686 Blue Small Breed Adult Lamb 15 lb 859610003679 Blue Small Breed Adult Lamb 6 lb 840243105687 Blue Small Breed Adult Natural Lamb Recipe 15 lb 840243105670 Blue Small Breed Adult Natural Lamb Recipe 6 lb 840243104888 Blue Small Breed Chicken & Brown Rice 15 lb 840243104871 Blue Small Breed Chicken & Brown Rice 6 lb 840243105274 Blue Small Breed Puppy Chicken & Oat 15 lb 859610002634 Blue Small Breed Puppy Chicken & Oat 15 lb 840243105267 Blue Small Breed Puppy Chicken & Oat 6 lb 859610002627 Blue Small Breed Puppy Chicken & Oat 6 lb 840243105311 Blue Small Breed Senior Chicken & Brown Rice 15 lb 859610002672 Blue Small Breed Senior Chicken & Brown Rice 15 lb Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 39 of 105 PageID #: 1138

4 UPC Product Name 840243105304 Blue Small Breed Senior Chicken & Brown Rice 6 lb 859610002665 Blue Small Breed Senior Chicken & Brown Rice 6 lb 840243105717 Blue Toy Breed Adult Chicken 4 lb 859610003716 Blue Toy Breed Adult Chicken 4 lb 859610006793 Freedom Adult 11 lb 859610006809 Freedom Adult 24 lb 859610006779 Freedom Adult 4 lb 840243105854 Freedom Adult Beef 11 lb 859610003976 Freedom Adult Beef 11 lb 840243105861 Freedom Adult Beef 24 lb 859610003983 Freedom Adult Beef 24 lb 840243105847 Freedom Adult Beef 4 lb 859610003952 Freedom Adult Beef 4 lb 840243100699 Freedom Adult Healthy Weight Chicken 24 lb 840243100682 Freedom Adult Healthy Weight Chicken 4 lb 840243100804 Freedom Adult Lamb 11 lb 840243100811 Freedom Adult Lamb 24 lb 840243100798 Freedom Adult Lamb 4 lb 840243100835 Freedom Adult Large Breed Beef 24 lb 840243100828 Freedom Adult Large Breed Lamb 24 lb 859610006847 Freedom Large Breed 24 lb 840243109999 Freedom Large Breed Senior Chicken 24 lb 859610006755 Freedom Puppy 11 lb 859610006762 Freedom Puppy 12 lb 859610006731 Freedom Puppy 4 lb 840243100767 Freedom Puppy Beef 11 lb 840243100774 Freedom Puppy Beef 24 lb 840243100781 Freedom Puppy Large Breed Chicken 24 lb 840243100712 Freedom Puppy Small Breed Chicken 11 lb 840243100705 Freedom Puppy Small Breed Chicken 4 lb 840243100668 Freedom Senior Chicken 11 lb 840243100675 Freedom Senior Chicken 24 lb 840243100651 Freedom Senior Chicken 4 lb 859610006830 Freedom Small Breed 11 lb 859610006816 Freedom Small Breed 4 lb 859610001880 Longevity Adult 20 lb 859610001859 Longevity Adult 4.5 lb 859610001873 Longevity Adult 9.5 lb 859610002795 Longevity Adult Whitefish 24 lb 859610008056 Longevity Adult Whitefish 24 lb 859610002764 Longevity Adult Whitefish 4 lb 859610008025 Longevity Adult Whitefish 4 lb 859610002788 Longevity Adult Whitefish 9 lb Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 40 of 105 PageID #: 1139

5 UPC Product Name 859610008049 Longevity Adult Whitefish 9 lb 859610001897 Longevity Mature 4 lb 859610008063 Longevity Mature 4 lb 859610001910 Longevity Mature 9 lb 859610008087 Longevity Mature 9 lb 859610002559 Longevity Mature Whitefish 24 lb 859610008094 Longevity Mature Whitefish 24 lb 859610001828 Longevity Puppy 4 lb 859610007981 Longevity Puppy 4 lb 859610001842 Longevity Puppy 9 lb 859610008001 Longevity Puppy 9 lb 859610002986 Longevity Puppy Whitefish 24 lb 859610008018 Longevity Puppy Whitefish 24 lb 859610001309 Organics Chicken & Brown Rice 10 lb 859610001316 Organics Chicken & Brown Rice 20 lb 859610001293 Organics Chicken & Brown Rice 5 lb 840243109739 Wilderness Adult Chicken 4 oz Sample 840243101191 Wilderness Adult Chicken Small Bite 11 lb 840243101207 Wilderness Adult Chicken Small Bite 24 lb 840243104093 Wilderness Adult Large Breed Healthy Weight Chicken 24 lb 840243101184 Wilderness Adult Large Breed Salmon 24 lb 859610002740 Wilderness Adult Salmon 11 lb 840243104055 Wilderness Adult Small Breed Healthy Weight Chicken 11 lb 840243104048 Wilderness Adult Small Breed Healthy Weight Chicken 4.5 lb 840243105335 Wilderness Chicken 11 lb 859610002702 Wilderness Chicken 11 lb 859610002719 Wilderness Chicken 24 lb 840243105342 Wilderness Chicken 24 lb 859610002689 Wilderness Chicken 4.5 lb 840243105328 Wilderness Chicken 4.5 lb 859610001965 Wilderness Duck 11 lb 840243105120 Wilderness Duck 11 lb 859610001972 Wilderness Duck 24 lb 840243105137 Wilderness Duck 24 lb 859610001941 Wilderness Duck 4.5 lb 840243105113 Wilderness Duck 4.5 lb 859610005710 Wilderness Healthy Weight 11 lb 859610005727 Wilderness Healthy Weight 24 lb 859610006328 Wilderness Healthy Weight 4.5 lb 859610005703 Wilderness Large Breed 24 lb 859610008872 Wilderness Large Breed Puppy Chicken 24 lb 840243110032 Wilderness Large Breed Senior Chicken 24 lb 859610005659 Wilderness Puppy 11 lb Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 41 of 105 PageID #: 1140

6 UPC Product Name 859610005666 Wilderness Puppy 24 lb 859610005635 Wilderness Puppy 4.5 lb 859610008858 Wilderness Rocky Mountain Recipes Adult Bison 10 lb 859610008865 Wilderness Rocky Mountain Recipes Adult Bison 22 lb 859610008834 Wilderness Rocky Mountain Recipes Adult Bison 4 lb 840243101078 Wilderness Rocky Mountain Recipes Adult Boar 10 lb 840243101085 Wilderness Rocky Mountain Recipes Adult Boar 22 lb 840243101061 Wilderness Rocky Mountain Recipes Adult Boar 4 lb 840243100958 Wilderness Rocky Mountain Recipes Adult Healthy Weight Red Meat 22 lb 840243100934 Wilderness Rocky Mountain Recipes Adult Healthy Weight Red Meat 4 lb 840243101047 Wilderness Rocky Mountain Recipes Adult Rabbit 10 lb 840243101054 Wilderness Rocky Mountain Recipes Adult Rabbit 22 lb 840243101030 Wilderness Rocky Mountain Recipes Adult Rabbit 4 lb 859610008780 Wilderness Rocky Mountain Recipes Adult Red Meat 10 lb 859610008797 Wilderness Rocky Mountain Recipes Adult Red Meat 22 lb 859610008766 Wilderness Rocky Mountain Recipes Adult Red Meat 4 lb 840243100927 Wilderness Rocky Mountain Recipes Adult Small Breed Red Meat 10 lb 840243102006 Wilderness Rocky Mountain Recipes Adult Trout 10 lb 840243101023 Wilderness Rocky Mountain Recipes Adult Trout 22 lb 840243101993 Wilderness Rocky Mountain Recipes Adult Trout 4 lb 859610008803 Wilderness Rocky Mountain Recipes Large Breed Red Meat 22 lb 840243102990 Wilderness Rocky Mountain Recipes Adult Bison 22 lb 840243102976 Wilderness Rocky Mountain Recipes Puppy Bison 10 lb 840243102983 Wilderness Rocky Mountain Recipes Puppy Bison 22 lb 840243102969 Wilderness Rocky Mountain Recipes Puppy Bison 4 lb 840243100989 Wilderness Rocky Mountain Recipes Puppy Red Meat 22 lb 840243100965 Wilderness Rocky Mountain Recipes Puppy Red Meat 4 lb 840243101016 Wilderness Rocky Mountain Recipes Senior Red Meat 22 lb 840243100996 Wilderness Rocky Mountain Recipes Senior Red Meat 4 lb 859610008810 Wilderness Rocky Mountain Recipes Small Breed Red Meat 4 lb 840243105366 Wilderness Salmon 11 lb 859610002757 Wilderness Salmon 24 lb 840243105373 Wilderness Salmon 24 lb 859610002726 Wilderness Salmon 4.5 lb 840243105359 Wilderness Salmon 4.5 lb 840243104925 Wilderness Senior Chicken 11 lb 859610001439 Wilderness Senior Chicken 11 lb 859610005734 Wilderness Senior Chicken 24 lb 840243105724 Wilderness Senior Chicken 4.5 lb 859610003730 Wilderness Senior Chicken 4.5 lb 859610005697 Wilderness Small Breed Adult 11 lb 859610005673 Wilderness Small Breed Adult 4.5 lb 840243110025 Wilderness Toy Breed Adult Chicken 4 lb Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 42 of 105 PageID #: 1141

7 UPC Product Name 859610001279 Wilderness Turkey & Chicken 11 lb 859610001286 Wilderness Turkey & Chicken 26 lb 859610001262 Wilderness Turkey & Chicken 4.5 lb Wet Dog Food 840243101917 Basics Grain Free Adult Duck 12.5 oz 840243103799 Basics Grain Free Adult Lamb 12.5 oz 840243104840 Basics Grain Free Adult Small Breed Lamb Cups 3 oz 840243104833 Basics Grain Free Adult Small Breed Salmon Cups 3 oz 840243104826 Basics Grain Free Adult Small Breed Turkey Cups 3 oz 840243104130 Basics Grain Free Senior Turkey 12.5 oz 859610005949 Basics Large Breed Turkey 12.5 oz 859610005925 Basics Salmon 12.5 oz 859610005901 Basics Turkey 12.5 oz 840243104956 Blue Beef Sirloin Dinner With Fresh Carrots & Garden Peas 12.5 oz 840243111008 Blue Boo Stew Adult 12.5 oz 859610001521 Blue Chicken & Brown Rice 12.5 oz 859610000708 Blue Chicken & Brown Rice 12.5 oz 840243104932 Blue Chicken & Brown Rice Dinner With Garden Vegetables 12.5 oz 840243100125 Blue Chunky Stew Chicken 12.5 oz 840243100149 Blue Chunky Stew Lamb 12.5 oz 840243100156 Blue Chunky Stew Turkey 12.5 oz 840243109951 Blue Divine Delight Small Breed Beef (Pouch) 3 oz 840243109913 Blue Divine Delight Small Breed Chicken (Pouch) 3 oz 840243109937 Blue Divine Delight Small Breed Duck (Pouch) 3 oz 840243109968 Blue Divine Delight Small Breed Lamb (Pouch) 3 oz 840243109944 Blue Divine Delight Small Breed Salmon (Pouch) 3 oz 840243109920 Blue Divine Delight Small Breed Turkey (Pouch) 3 oz 859610008438 Blue Divine Delights Small Breed Beef 3 oz 859610008452 Blue Divine Delights Small Breed Chicken 3 oz 859610008476 Blue Divine Delights Small Breed Duck 3 oz 859610008490 Blue Divine Delights Small Breed Lamb 3 oz 859610008513 Blue Divine Delights Small Breed Salmon 3 oz 859610008537 Blue Divine Delights Small Breed Turkey 3 oz 859610003181 Blue Family Favorites Backyard Bbq 12.5 oz 840243105540 Blue Family Favorites Backyard Bbq 12.5 oz 859610003266 Blue Family Favorites Chicken Pot Pie 12.5 oz 840243105588 Blue Family Favorites Mom's Chicken Pie 12.5 oz 859610003228 Blue Family Favorites Shepherd's Pie 12.5 oz 840243105564 Blue Family Favorites Shepherd's Pie 12.5 oz 859610006854 Blue Family Favorites Sunday Chicken Dinner 12.5 oz 859610003242 Blue Family Favorites Thanksgiving Day Feast 12.5 oz 859610003204 Blue Family Favorites Turducken 12.5 oz 840243105557 Blue Family Favorites Turducken 12.5 oz Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 43 of 105 PageID #: 1142

8 UPC Product Name 840243105571 Blue Family Favorites Turkey Day Feast 12.5 oz 840243102754 Blue Healthy Starts Beef & Eggs 3 oz Cups 840243102778 Blue Healthy Starts Chicken & Eggs 3 oz Cups 840243102785 Blue Healthy Starts Salmon & Eggs 3 oz Cups 840243102761 Blue Healthy Starts Turkey Hash 3 oz Cups 859610001606 Blue Hearty Venison Dinner With Sweet Potatoes & Garden Vegetables 12.5 oz 840243105731 Blue Homestyle Recipe Puppy Chicken Dinner 12.5 oz 859610007479 Blue Homestyle Recipe Senior Chicken Dinner 12.5 oz 840243105748 Blue Homestyle Recipe Toy Breed Chicken Dinner 5.5 oz 840243100170 Blue Homestyle Recipes Adult Healthy Weight Chicken Pate 12.5 oz 859610000951 Blue Homestyle Recipes Fish & Sweet Potato 12.5 oz 840243105519 Blue Homestyle Recipes Large Breed Chicken 12.5 oz 859610002962 Blue Homestyle Recipes Large Breed Chicken 12.5 oz 859610003754 Blue Homestyle Recipes Puppy Chicken 12.5 oz 859610002948 Blue Homestyle Recipes Small Breed Chicken 5.5 oz 840243105502 Blue Homestyle Recipes Small Breed Chicken 5.5 oz 859610005864 Blue Homestyle Recipes Small Breed Lamb 5.5 oz 859610003778 Blue Homestyle Recipes Toy Breed Chicken 5.5 oz 859610000722 Blue Lamb & Brown Rice 12.5 oz 859610001545 Blue Lamb & Brown Rice 12.5 oz 840243104949 Blue Lamb & Brown Rice Dinner With Garden Vegetables 12.5 oz 840243106479 Blue Love You Stew 12.5 oz 840243109807 Blue Red White & Blue Stew 12.5 oz 859610000760 Blue Salmon 12.5 oz 859610001583 Blue Salmon Dinner With Asparagus & Sweet Potatoes 12.5 oz 859610009350 Blue Santa Stew Holiday Feast 12.5 oz 859610000746 Blue Sirloin Dinner 12.5 oz 859610001569 Blue Sirloin Dinner 12.5 oz 859610001040 Blue Turkey Meatloaf 12.5 oz 859610001620 Blue Turkey Meatloaf 12.5 oz 840243104963 Blue Turkey Meatloaf Dinner With Carrots & Idaho Potatoes 12.5 oz 859610001026 Blue Venison Dinner 12.5 oz 840243105212 Blue's Stew Beef 12.5 oz 859610002504 Blue's Stew Beef 12.5 oz 859610002467 Blue's Stew Chicken 12.5 oz 840243105199 Blue's Stew Chicken 12.5 oz 859610003082 Blue's Stew Hunters Stew 12.5 oz 840243105533 Blue's Stew Hunters Stew 12.5 oz 859610002481 Blue's Stew Lamb 12.5 oz 840243105205 Blue's Stew Lamb 12.5 oz 840243105229 Blue's Stew Turkey 12.5 oz 859610002528 Blue's Stew Turkey 12.5 oz 840243102921 Freedom Adult Beef 12.5 oz Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 44 of 105 PageID #: 1143

9 UPC Product Name 859610006892 Freedom Adult Chicken Dinner 12.5 oz 840243102938 Freedom Adult Lamb 12.5 oz 840243100842 Freedom Grain Free Grillers Beef 12.5 oz 840243100859 Freedom Grain Free Grillers Chicken 12.5 oz 840243100866 Freedom Grain Free Grillers Lamb 12.5 oz 840243100873 Freedom Grain Free Grillers Turkey 12.5 oz 859610006878 Freedom Puppy Chicken Dinner 12.5 oz 840243102945 Freedom Senior Chicken 12.5 oz 859610006915 Freedom Small Breed Chicken Dinner 5.5 oz 859610002900 Longevity Adult Whitefish 12.5 oz 859610002924 Longevity Mature Whitefish 12.5 oz 859610002887 Longevity Puppy Whitefish 12.5 oz 840243101252 Wilderness Adult Healthy Weight Turkey & Chicken 12.5 oz 859610005888 Wilderness Beef & Chicken Grill 12.5 oz 859610001149 Wilderness Chicken 12.5 oz 840243104864 Wilderness Duck & Chicken 12.5 oz 859610001163 Wilderness Duck & Chicken 12.5 oz 840243101238 Wilderness Puppy Turkey & Chicken 12.5 oz 840243103027 Wilderness Rocky Mountain Recipes Adult Boar 5.5 oz 840243103034 Wilderness Rocky Mountain Recipes Adult Rabbit 5.5 oz 840243101153 Wilderness Rocky Mountain Recipes Adult Red Meat 12.5 oz 840243101177 Wilderness Rocky Mountain Recipes Adult Trout 12.5 oz 840243103003 Wilderness Rocky Mountain Recipes Puppy Red Meat 12.5 oz 840243103041 Wilderness Rocky Mountain Recipes Senior Red Meat 12.5 oz 859610001125 Wilderness Salmon & Chicken 12.5 oz 840243112920 Wilderness Salmon & Chicken 12.5 oz 840243101245 Wilderness Senior Turkey & Chicken 12.5 oz 859610003815 Wilderness Small Breed Turkey & Chicken 5.5 oz 840243105762 Wilderness Small Breed Turkey & Chicken Grill 5.5 oz 859610003792 Wilderness Trout & Chicken 12.5 oz 840243105755 Wilderness Trout & Chicken Grill 12.5 oz 840243104857 Wilderness Turkey & Chicken Grill 12.5 oz 840243103072 Wilderness Wild Cuts Beef 3 oz Pouch 840243103058 Wilderness Wild Cuts Chicken 3 oz Pouch 840243103065 Wilderness Wild Cuts Duck 3 oz Pouch 840243103089 Wilderness Wild Cuts Salmon 3 oz Pouch 840243101283 Wilderness Wolf Creek Stews Beef 12.5 oz 840243101269 Wilderness Wolf Creek Stews Chicken 12.5 oz 840243101276 Wilderness Wolf Creek Stews Duck 12.5 oz 840243101290 Wilderness Wolf Creek Stews Salmon 12.5 oz Dog Treats 859610006571 Basics Salmon & Potato 6 oz 859610006595 Basics Turkey & Potato 6 oz Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 45 of 105 PageID #: 1144

10 UPC Product Name 859610000487 Blue Apple & Yogurt Biscuits 20 oz 859610005062 Blue Apple & Yogurt Health Bar 18 oz 859610001675 Blue Apple & Yogurt Health Bar 20 oz 859610000104 Blue Bacon Egg & Cheese Biscuit 20 oz 859610005024 Blue Bacon, Egg And Cheese Health Bar 18 oz 859610001651 Blue Bacon, Egg And Cheese Health Bar 20 oz 840243106462 Blue Be Mine Bars 8 oz 859610005222 Blue Bites Chicken 6 oz 859610005246 Blue Bites Salmon 6 oz 859610008353 Blue Bits Beef 4 oz 859610005185 Blue Bits Chicken 4 oz 859610008339 Blue Bits Salmon 4 oz 859610005208 Blue Bits Turkey 4 oz 840243116515 Blue Bones Large 1 Count 859610006472 Blue Bones Large 12 oz 840243109784 Blue Bones Large 36 oz 859610005260 Blue Bones Mini 12 oz 840243109753 Blue Bones Mini 36 oz 840243100385 Blue Bones Puppy Mini 12 oz 840243100408 Blue Bones Puppy Regular 12 oz 840243100446 Blue Bones Puppy Regular 27 oz 859610005307 Blue Bones Regular 12 oz 840243109777 Blue Bones Regular 36 oz 840243116539 Blue Bones Small 1 Count 859610005284 Blue Bones Small 12 oz 840243109760 Blue Bones Small 36 oz 859610009091 Blue Bones Value Size Large 27 oz 859610009039 Blue Bones Value Size Mini 27 oz 859610009077 Blue Bones Value Size Regular 27 oz 859610009053 Blue Bones Value Size Small 27 oz 859610006632 Blue Boo Bars Pumpkin & Cinnamon 8 oz 859610000128 Blue Cheddar Cheese Biscuit 20 oz 840243116652 Blue Chicken Bits Value Size 9 oz 859610000463 Blue Chicken Liver Biscuit 20 oz 859610005048 Blue Chicken Liver Crunch 18 oz 859610001668 Blue Chicken Liver Crunch 20 oz 840243100200 Blue Crunchy Bits Banana & Peanut Butter 3 oz 840243100217 Blue Crunchy Bits Blueberry & Yogurt 3 oz 859610005345 Blue Exuberance! Chicken Jerky 3.25 oz 840243105618 Blue Health Bar Apples & Yogurt 16 oz 840243106332 Blue Health Bar Bacon Egg & Cheese 16 oz 859610005086 Blue Health Bar Banana & Yogurt 16 oz 840243105601 Blue Health Bar Chicken Liver 16 oz Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 46 of 105 PageID #: 1145

11 UPC Product Name 859610005123 Blue Health Bar Fish & Sweet Potato 16 oz 859610005109 Blue Health Bar Pumpkin & Cinnamon 16 oz 859610003327 Blue Health Bars Apple & Yogurt 16 oz 859610003280 Blue Health Bars Bac Egg & Cheese 16 oz 859610003303 Blue Health Bars Chicken Liver 16 oz 859610008612 Blue Individually Wrapped Bones Mini 859610008650 Blue Individually Wrapped Bones Regular 840243100347 Blue Joint Sticks Regular 10 oz 840243100330 Blue Joint Sticks Small 10 oz 859610005369 Blue Jolly Joints Chicken Jerky 3.25 oz 840243102372 Blue Kitchen Cravings Meatballs Beef 6 oz 840243102389 Blue Kitchen Cravings Meatballs Chicken 6 oz 840243102419 Blue Kitchen Cravings Sausage Beef 6 oz 840243102402 Blue Kitchen Cravings Sausage Chicken 6 oz 840243102808 Blue Kitchen Cravings Sizzlers Chicken 6 oz 840243102815 Blue Kitchen Cravings Sizzlers Pork 6 oz 859610006373 Blue Mini Bars Value Size Bag Apple And Yogurt 20 oz 859610005147 Blue Mini Bars Bananas & Yogurt 8 oz 859610006618 Blue Mini Bars Blueberry & Yogurt 8 oz 859610005161 Blue Mini Bars Chicken & Cheddar 8 oz 859610006359 Blue Mini Bars Puppy Banana And Yogurt 8 oz 840243100309 Blue Mini Stix Lamb & Apples 840243100323 Blue Mini Stix Salmon & Potato 4 oz 859610005000 Blue Natural Peanut Butter 18 oz 859610001644 Blue Natural Peanut Butter 20 oz 859610000081 Blue Peanut Butter Biscuit 20 oz 840243109791 Blue Red White & Blue Bars 8 oz 859610009404 Blue Santa Snacks Oatmeal & Cinnamon 8 oz 859610009336 Blue Santa Snacks Oatmeal & Cinnamon 8 oz 859610006458 Blue Stix Beef 6 oz 859610008391 Blue Stix Chicken & Brown Rice 6 oz 840243116676 Blue Stix Chicken And Brown Rice Value Size 13 oz 859610006434 Blue Stix Lamb 6 oz 859610008414 Blue Stix Salmon & Potato 6 oz 859610006397 Blue Super Bars Blueberry 7 oz 859610006410 Blue Super Bars Cranberry & Pumpkin 7 oz 859610005321 Blue Tranquility Chicken Jerky 3.25 oz 840243102471 Freedom Strips Beef Tenders 7 oz 840243102464 Freedom Strips Chicken Tenders 7 oz 859610009251 Wilderness Antler Alpha 859610009275 Wilderness Antler Alpha Split 859610009176 Wilderness Antler Cub 859610009190 Wilderness Antler Cub Split Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 47 of 105 PageID #: 1146

12 UPC Product Name 859610009299 Wilderness Antler King Split 859610009213 Wilderness Antler Wolf 859610009237 Wilderness Antler Wolf Split 840243110087 Wilderness Chews Cub Bone 3" 840243109876 Wilderness Chews King Beef Tendon 10" 3 Pack 840243103379 Wilderness Chews King Beef Tendon 10" Individual 840243109890 Wilderness Chews King Bone 9" 840243103331 Wilderness Chews King Club Bone 840243103355 Wilderness Chews King Knuckle 840243109883 Wilderness Chews King Shin 840243103362 Wilderness Chews Wolf Beef Tendon 5" 3 Pack 840243103386 Wilderness Chews Wolf Beef Tendon 5" Individual 840243109906 Wilderness Chews Wolf Bone 6" 840243103348 Wilderness Chews Wolf Club Bone 840243110094 Wilderness Chews Wolf Knuckle 859610005505 Wilderness Chicken Jerky 3.25 oz 859610005482 Wilderness Duck & Chicken Biscuit 10 oz 840243116553 Wilderness Rocky Mountain Recipes Trail Treats Biscuits Bison 8 oz 840243116591 Wilderness Rocky Mountain Recipes Trail Treats Biscuits Red Meat 8 oz 859610005468 Wilderness Salmon & Chicken Biscuit 10 oz 840243101498 Wilderness Stix Chicken 6 oz 840243101481 Wilderness Stix Salmon 6 oz 859610005444 Wilderness Turkey & Chicken Biscuit 10 oz 840243116690 Wilderness Turkey Biscuits Value Size 24 oz 859610005529 Wilderness Turkey Jerky 3.25 oz 859610006496 Wilderness Wild Bites Chicken 4 oz 859610006519 Wilderness Wild Bites Salmon 4 oz 840243101306 Wilderness Wild Bits Trail Treats Chicken (Soft Moist) 4 oz 840243101337 Wilderness Wild Bits Trail Treats Duck (Soft Moist) 4 oz 840243101320 Wilderness Wild Bits Trail Treats Salmon (Soft Moist) 4 oz 840243101535 Wilderness Wild Bones Large 10 oz 840243101504 Wilderness Wild Bones Mini 10 oz 840243101528 Wilderness Wild Bones Regular 10 oz 840243101511 Wilderness Wild Bones Small 10 oz 840243101924 Wilderness Wild Chunks Chicken Breast 2.25 oz 840243101931 Wilderness Wild Chunks Freeze Dried Beef 2.25 oz Dry Cat Food 840243109708 Basics Adult Indoor Grain Free Turkey 4 oz Sample 859610006199 Basics Duck & Potato 11 lb 859610006175 Basics Duck & Potato 5 lb 859610006168 Basics Fish & Potato 11 lb 859610006144 Basics Fish & Potato 5 lb 840243102051 Basics Grain Free Adult Indoor Duck 11 lb Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 48 of 105 PageID #: 1147

13 UPC Product Name 840243102044 Basics Grain Free Adult Indoor Duck 5 lb 840243102075 Basics Grain Free Adult Indoor Fish 11 lb 840243102068 Basics Grain Free Adult Indoor Fish 5 lb 840243101559 Basics Grain Free Mature Indoor Turkey 11 lb 840243101542 Basics Grain Free Mature Indoor Turkey 5 lb 859610007028 Basics Grain Free Turkey & Potato Recipe 11 lb 859610006984 Basics Grain Free Turkey & Potato Recipe 2 lb 859610007004 Basics Grain Free Turkey & Potato Recipe 5 lb 859610003457 Basics Turkey 11 lb 840243105663 Basics Turkey 11 lb 859610006939 Basics Turkey 2 lb 859610003433 Basics Turkey 5 lb 840243105656 Basics Turkey 5 lb 859610000517 Blue Adult Chicken Spa Select Dry 15 lb 859610000197 Blue Adult Chicken Spa Select Dry 3 lb 859610000210 Blue Adult Chicken Spa Select Dry 7 lb 859610000142 Blue Adult Chicken Trial Size 1 lb 859610003488 Blue Adult Finicky Feast Chicken & Turkey 15 lb 859610003471 Blue Adult Finicky Feast Chicken & Turkey 7 lb 840243112999 Blue Adult Formula Dry 17 lb 859610000593 Blue Adult Hairball Spa Select Dry 15 lb 859610000555 Blue Adult Hairball Spa Select Dry 3 lb 859610000579 Blue Adult Hairball Spa Select Dry 7 lb 840243112982 Blue Adult Indoor 17 lb 840243113019 Blue Adult Indoor Salmon 17 lb 859610000890 Blue Adult Indoor Spa Select 1 lb 859610000876 Blue Adult Indoor Spa Select 15 lb 859610000852 Blue Adult Indoor Spa Select 3 lb 859610000869 Blue Adult Indoor Spa Select 7 lb 840243105779 Blue Adult Multi Cat 7 lb 840243105786 Blue Adult Multi Cat 15 lb 859610000883 Blue Adult Salmon Spa Select 1 lb 859610000265 Blue Adult Salmon Spa Select 15 lb 859610000227 Blue Adult Salmon Spa Select 3 lb 859610000241 Blue Adult Salmon Spa Select 7 lb 840243101986 Blue Adult Weight Control 15 lb 859610001446 Blue Indoor 4 oz Sample 840243109678 Blue Indoor Adult Chicken 4 oz Sample 840243101580 Blue Indoor Adult Hairball Chicken 15 lb 840243101566 Blue Indoor Adult Hairball Chicken 3 lb 840243101573 Blue Indoor Adult Hairball Chicken 7 lb 859610001378 Blue Indoor Sensitive Skin Chicken & Brown Rice 15 lb 859610001354 Blue Indoor Sensitive Skin Chicken & Brown Rice 3 lb Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 49 of 105 PageID #: 1148

14 UPC Product Name 859610001361 Blue Indoor Sensitive Skin Chicken & Brown Rice 7 lb 840243109685 Blue Kitten Chicken 4 oz Sample 840243103515 Blue Mature Indoor Hairball Chicken 3 lb 840243103522 Blue Mature Indoor Hairball Chicken 7 lb 859610003846 Blue Multi Chicken & Turkey 15 lb 859610003839 Blue Multi Chicken & Turkey 7 lb 859610006014 Blue Sensitive Stomach 15 lb 840243113002 Blue Sensitive Stomach 17 lb 859610006007 Blue Sensitive Stomach 7 lb 859610000456 Blue Spa Select Kitten Chicken & Brown Rice Recipe Dry 3 lb 859610000470 Blue Spa Select Kitten Chicken & Brown Rice Recipe Dry 7 lb 859610000630 Blue Spa Select Kitten Dry 3 lb 859610000647 Blue Spa Select Kitten Dry 7 lb 859610000234 Blue Spa Select Lite Dry 3 lb 859610000258 Blue Spa Select Lite Dry 7 lb 859610000784 Blue Spa Select Mature 3 lb 859610000791 Blue Spa Select Mature 7 lb 840243103492 Blue Weight Control Adult Indoor Hairball Chicken 3 lb 840243103508 Blue Weight Control Adult Indoor Hairball Chicken 7 lb 859610007073 Freedom Indoor 11 lb 859610007035 Freedom Indoor 2 lb 859610007059 Freedom Indoor 5 lb 859610008735 Freedom Indoor Adult Whitefish 11 lb 859610008698 Freedom Indoor Adult Whitefish 2 lb 859610008711 Freedom Indoor Adult Whitefish 5 lb 840243101702 Freedom Indoor Kitten Chicken 2 lb 840243101719 Freedom Indoor Kitten Chicken 5 lb 859610008742 Freedom Indoor Mature Chicken 11 lb 859610008759 Freedom Indoor Weight Control Chicken 11 lb 859610002238 Longevity Adult 2.5 lb 859610008148 Longevity Adult 2.5 lb 859610002252 Longevity Adult 5.5 lb 859610008162 Longevity Adult 5.5 lb 859610002191 Longevity Kitten 2 lb 859610008100 Longevity Kitten 2 lb 859610002214 Longevity Kitten 5 lb 859610008124 Longevity Kitten 5 lb 859610002276 Longevity Mature 2 lb 859610002290 Longevity Mature 5 lb 859610008209 Longevity Mature 5 lb 859610008186 Longevity Mature 5 lb 859610001415 Organics Chicken & Brown Rice 2.5 lb 859610001422 Organics Chicken & Brown Rice 6 lb Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 50 of 105 PageID #: 1149

15 UPC Product Name 840243109692 Wilderness Adult Chicken 4 oz Sample 859610003938 Wilderness Adult Indoor Chicken 11 lb 859610003891 Wilderness Adult Indoor Chicken 2 lb 859610003914 Wilderness Adult Indoor Chicken 5 lb 859610003402 Wilderness Adult Salmon 11 lb 859610003389 Wilderness Adult Salmon 5 lb 859610001408 Wilderness Chicken 12 lb 859610001385 Wilderness Chicken 2.5 lb 859610001392 Wilderness Chicken 6 lb 859610002375 Wilderness Duck 11 lb 840243105182 Wilderness Duck 11 lb 859610002337 Wilderness Duck 2 lb 840243105168 Wilderness Duck 2 lb 859610002351 Wilderness Duck 5 lb 840243105175 Wilderness Duck 5 lb 840243105830 Wilderness Indoor 11 lb 840243105816 Wilderness Indoor 2 lb 840243105823 Wilderness Indoor 5 lb 840243101832 Wilderness Indoor Adult Hairball Chicken 11 lb 840243101825 Wilderness Indoor Adult Hairball Chicken 5 lb 859610006083 Wilderness Kitten 11 lb 859610006045 Wilderness Kitten 2 lb 859610006069 Wilderness Kitten 5 lb 840243105793 Wilderness Mature 2 lb 840243105809 Wilderness Mature 5 lb 859610003853 Wilderness Mature Chicken 2 lb 859610003877 Wilderness Mature Chicken 5 lb 840243109630 Wilderness Rocky Mountain Recipes Adult Rabbit 10 lb 840243109623 Wilderness Rocky Mountain Recipes Adult Rabbit 4 lb 840243101771 Wilderness Rocky Mountain Recipes Adult Red Meat 10 lb 840243101764 Wilderness Rocky Mountain Recipes Adult Red Meat 4 lb 840243101801 Wilderness Rocky Mountain Recipes Adult Trout 10 lb 840243101795 Wilderness Rocky Mountain Recipes Adult Trout 4 lb 840243105649 Wilderness Salmon 11 lb 859610003365 Wilderness Salmon 2 lb 840243105632 Wilderness Salmon 5 lb 840243104918 Wilderness Turkey & Chicken 12 lb 859610001365 Wilderness Turkey & Chicken 2.5 lb 840243104895 Wilderness Turkey & Chicken 2.5 lb 840243104901 Wilderness Turkey & Chicken 6 lb 859610006137 Wilderness Weight Control 11 lb 859610006090 Wilderness Weight Control 2 lb 859610006113 Wilderness Weight Control 5 lb Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 51 of 105 PageID #: 1150

16 UPC Product Name 840243103713 Wilderness Weight Control Adult Indoor Hairball Chicken 11 lb 840243103706 Wilderness Weight Control Adult Indoor Hairball Chicken 5 lb Wet Cat Food 859610006243 Basics Duck & Potato 3 oz 859610007301 Basics Fish & Potato Entrée 3 oz 840243109548 Basics Grain Free Adult Indoor Turkey 5.5 oz 840243103485 Basics Grain Free Mature Indoor Turkey 3 oz 859610007745 Basics Grain Free Turkey & Potato Entrée 3 oz 859610007288 Basics Kitten Turkey & Potato Entrée 3 oz 859610006229 Basics Turkey & Potato 3 oz 859610006304 Blue Bistro Beef 3 oz 859610006267 Blue Bistro Chicken 3 oz 859610006281 Blue Bistro Turkey 3 oz 859610008889 Blue Classic Indoor Chicken Entrée 5.5 oz 859610007400 Blue Feline Feast Chicken & Beef Entrée 3 oz 859610007363 Blue Feline Feast Chicken & Duck Entrée 3 oz 859610007387 Blue Feline Feast Chicken & Salmon Entrée 3 oz 859610007349 Blue Feline Feast Chicken & Turkey Entrée 3 oz 840243102211 Blue Flaked Chicken 3 oz 840243102334 Blue Flaked Chicken 5.5 oz 840243102204 Blue Flaked Fish And Shrimp 3 oz 840243102358 Blue Flaked Fish And Shrimp 5.5 oz 840243102228 Blue Flaked Tuna 3 oz 840243102341 Blue Flaked Tuna 5.5 oz 840243102235 Blue Grilled Chicken Filets 3 oz 840243102242 Blue Grilled Salmon Filets 3 oz 859610001774 Blue Healthy Gourmet Flaked Chicken Entrée 3 oz 859610007721 Blue Healthy Gourmet Flaked Chicken Entrée 5.5 oz 859610001712 Blue Healthy Gourmet Flaked Salmon Entrée 3 oz 859610008902 Blue Healthy Gourmet Flaked Salmon Entrée 5.5 oz 859610001767 Blue Healthy Gourmet Flaked Tuna Entrée 3 oz 859610007707 Blue Healthy Gourmet Flaked Tuna Entrée 5.5 oz 859610001750 Blue Healthy Gourmet Flaked Turkey Entrée 3 oz 859610008926 Blue Healthy Gourmet Flaked Turkey Entrée 5.5 oz 859610007240 Blue Healthy Gourmet Grilled Beef Entrée 3 oz 840243109975 Blue Healthy Gourmet Grilled Chicken 5.5 oz 859610007226 Blue Healthy Gourmet Grilled Chicken Entrée 3 oz 859610007264 Blue Healthy Gourmet Grilled Turkey Entrée 3 oz 840243109586 Blue Healthy Gourmet Mature Indoor Chicken Pate 3 oz 840243102198 Blue Healthy Gourmet Pate Adult Beef 3 oz 840243102310 Blue Healthy Gourmet Pate Adult Beef 5.5 oz 859610002429 Blue Healthy Gourmet Sliced Chicken 3 oz 859610002382 Blue Healthy Gourmet Sliced Salmon Entrée 3 oz Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 52 of 105 PageID #: 1151

17 UPC Product Name 859610002405 Blue Healthy Gourmet Sliced Tuna Entrée 3 oz 859610002443 Blue Healthy Gourmet Sliced Turkey 3 oz 85961000244 Blue Healthy Gourmet Sliced Turkey 3 oz 859610000616 Blue Kitten 3 oz 859610000548 Blue Lite 3 oz 840243102273 Blue Meaty Morsels Chicken 3 oz 840243109562 Blue Meaty Morsels Chicken 5.5 oz 840243102266 Blue Meaty Morsels Tuna 3 oz 840243102136 Blue Pate Adult Indoor Chicken Entrée 3 oz 840243102303 Blue Pate Adult Indoor Chicken Entrée 5.5 oz 840243102143 Blue Pate Adult Indoor Salmon Entrée 3 oz 840243102297 Blue Pate Adult Indoor Salmon Entrée 5.5 oz 840243102167 Blue Pate Adult Ocean Fish And Tuna Entrée 3 oz 840243102327 Blue Pate Adult Ocean Fish And Tuna Entrée 5.5 oz 840243102150 Blue Pate Adult Turkey & Chicken Entrée 3 oz 840243102280 Blue Pate Adult Turkey & Chicken Entrée 5.5 oz 840243102129 Blue Pate Kitten Chicken Entrée 3 oz 859610000500 Blue Salmon Lentil 3 oz 859610001811 Blue Sea Stew 5.5 oz 859610001804 Blue Spa Select Braised Beef And Liver Entrée 3 oz 859610007165 Blue Spa Select Classic Indoor Adult Chicken Entrée 3 oz 859610007141 Blue Spa Select Classic Kitten Chicken Entrée 3 oz 859610000586 Blue Spa Select Hairball 3 oz 859610001743 Blue Spa Select Salmon 5.5 oz 859610001927 Blue Spa Select Savory Salmon Entrée 3 oz 859610001729 Blue Spa Select Tempting Tuna Grill 3 oz 859610001736 Blue Spa Select Tender Turkey & Chicken Entrée 3 oz 859610000654 Blue Tuna 3 oz 859610001781 Blue Tuna Spa Select 5.5 oz 859610000678 Blue Turkey & Chicken 3 oz 859610001798 Blue Turkey & Chicken Spa Select 5.5 oz 840243103591 Freedom Flaked Indoor Adult Chicken 3 oz 840243103607 Freedom Flaked Indoor Adult Chicken 5.5 oz 840243103614 Freedom Flaked Indoor Adult Fish 3 oz 840243103621 Freedom Flaked Indoor Adult Fish 5.5 oz 859610008940 Freedom Indoor 5.5 oz 840243101733 Freedom Indoor Adult Fish 3 oz 840243101740 Freedom Indoor Adult Fish 5.5 oz 859610007424 Freedom Indoor Chicken Entrée 3 oz 840243101726 Freedom Indoor Kitten Chicken 3 oz 840243103638 Freedom Mature Indoor Chicken 3 oz 840243103645 Freedom Mature Indoor Chicken 5.5 oz 859610007783 Longevity Adult Whitefish Entrée 3 oz Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 53 of 105 PageID #: 1152

18 UPC Product Name 859610007769 Longevity Kitten Whitefish Entrée 3 oz 859610007806 Longevity Mature Whitefish Entrée 3 oz 859610001699 Wilderness Chicken 3 oz 840243104987 Wilderness Chicken 3 oz 859610007646 Wilderness Chicken 5.5 oz 859610003341 Wilderness Duck 3 oz 840243105625 Wilderness Duck 3 oz 859610006205 Wilderness Kitten 3 oz 840243101849 Wilderness Kitten Salmon 3 oz 859610008964 Wilderness Mature Chicken 3 oz 840243101856 Wilderness Mature Chicken 5.5 oz 840243101948 Wilderness Rocky Mountain Recipes Adult Red Meat 3 oz 840243101955 Wilderness Rocky Mountain Recipes Adult Red Meat 5.5 oz 840243101962 Wilderness Rocky Mountain Recipes Adult Trout 3 oz 840243101979 Wilderness Rocky Mountain Recipes Adult Trout 5.5 oz 840243103652 Wilderness Rocky Mountain Recipes Flaked Adult Red Meat 3 oz 840243103669 Wilderness Rocky Mountain Recipes Flaked Adult Red Meat 5.5 oz 840243103676 Wilderness Rocky Mountain Recipes Flaked Adult Trout 3 oz 840243103683 Wilderness Rocky Mountain Recipes Flaked Adult Trout 5.5 oz 859610001705 Wilderness Salmon 3 oz 840243104994 Wilderness Salmon 3 oz 859610007660 Wilderness Salmon 5.5 oz 859610001682 Wilderness Turkey 3 oz 840243104970 Wilderness Turkey 3 oz 859610007684 Wilderness Turkey 5.5 oz 840243110049 Wilderness Wild Cuts Beef 3 oz Pouch 840243110056 Wilderness Wild Cuts Chicken 3 oz Pouch 840243110063 Wilderness Wild Cuts Duck 3 oz Pouch 840243110070 Wilderness Wild Cuts Salmon 3 oz Pouch 859610007103 Wilderness Wild Delights Chicken & Salmon Entrée 3 oz 859610007080 Wilderness Wild Delights Chicken & Trout Entrée 3 oz 859610007127 Wilderness Wild Delights Chicken & Turkey Entrée 3 oz 840243101863 Wilderness Wild Delights Flaked Adult Chicken & Trout 5.5 oz 840243101870 Wilderness Wild Delights Flaked Adult Chicken & Turkey 5.5 oz 859610008988 Wilderness Wild Delights Flaked Chicken And Trout 3 oz 859610009008 Wilderness Wild Delights Flaked Chicken And Turkey 3 oz 840243109982 Wilderness Wild Delights Flaked Kitten Chicken & Trout 3 oz 840243103737 Wilderness Wild Delights Minced Adult Chicken & Trout 5.5 oz 840243103720 Wilderness Wild Delights Minced Adult Chicken & Turkey 5.5 oz Cat Treats 840243101634 Blue Kitty Yums Beef 2 oz 859610007820 Blue Kitty Yums Chicken 2 oz 859610007844 Blue Kitty Yums Salmon 2 oz Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 54 of 105 PageID #: 1153

19 UPC Product Name 859610007868 Blue Kitty Yums Sea 2 oz 859610007882 Blue Kitty Yums Tuna 2 oz 840243101641 Blue Kitty Yums Turkey 2 oz 8596100001484 Blue Spa Select Chicken Treat 3 oz Pouch 859610001507 Blue Spa Select Savory Salmon Treats 3 oz 859610001484 Blue Spa Select Tempting Chicken Treats 3 oz 859610008315 Wilderness Soft Moist Chicken And Duck 2 oz 859610007943 Wilderness Soft Moist Chicken And Salmon 2 oz 859610007967 Wilderness Treats Chicken & Trout 2 oz 859610007905 Wilderness Treats Chicken & Turkey 2 oz Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 55 of 105 PageID #: 1154

EXHIBIT 2 Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 56 of 105 PageID #: 1155

Declaration of Jeanne C. Finegan, APR in Support of Plaintiffs’ Motion for Preliminary Approval of Class Action Settlement – Case No. 14-md-02562-RWS 8396597v.1 1 IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF MISSOURI IN RE BLUE BUFFALO COMPANY, LTD. MARKETING AND SALES PRACTICES LITIGATION Case No. 14-md-02562-RWS DECLARATION OF JEANNE C. FINEGAN, APR CONCERNING PROPOSED CLASS MEMBER NOTICE PROGRAM DECLARATION OF JEANNE C. FINEGAN, APR, CONCERNING PROPOSED CLASS MEMBER NOTIFICATION PROGRAM I, JEANNE C. FINEGAN, declare as follows: INTRODUCTION 1. I am President and Chief Media Officer of HF Media, LLC, Inc. (“HF”) a division of Heffler Claims Group (“HCG”). 2. This Declaration is based upon my personal knowledge, as well as on information provided to me by Class and Defense Counsel, and my staff, as well as information reasonably relied upon in the fields of advertising, media and communications. 3. Pursuant to the Settlement Agreement, section 1, paragraph 1.23, Heffler Claims Group LLC (“Heffler”) and HF Media LLC (“HF Media”) have been engaged by the Parties as the Settlement Administrator to develop and implement a proposed legal notice program (“Notice Program”). The Notice Program is designed with an appropriate and relevant approach to notice, which takes into consideration, both traditional and new media: online and mobile media and is estimated to reach an estimated 74 percent of targeted class members. This Notice Program also compares favorably to similar Court- approved notice programs in actions, which were well-designed to give the best notice practicable under the circumstances. Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 57 of 105 PageID #: 1156

Declaration of Jeanne C. Finegan, APR in Support of Plaintiffs’ Motion for Preliminary Approval of Class Action Settlement – Case No. 14-md-02562-RWS 8396597v.1 2 4. Our targeted approach leverages sophisticated data technologies to identify our audience and to optimize impression delivery to websites where users are currently browsing. This limits wasted impressions. Nationally syndicated media research data report that online, social and mobile media are heavily used by the target population in this matter. This affords the parties a tremendous amount of flexibility to quickly increase visibility if Phase II is implemented. A more detailed discussion of the potential options that may be employed as part of the Claims Stimulation program is found below in paragraphs 31 to 33. 5. The Notice Program is designed to inform class members of the proposed class action Settlement between Plaintiffs and Defendant as described in the Settlement Agreement, section 1, paragraph 1.25, the Class (“Class”), the class is defined as follows: All residents of the United States of America who, from May 7, 2008 through the Preliminary Approval Date, purchased any of the Blue Buffalo Products. Excluded from this definition are the Released Persons, the Court, and its personnel. Settlement Class Members who exclude themselves from the Settlement, pursuant to the procedures set forth in Section V of the Settlement Agreement, shall no longer thereafter be Settlement Class Members and shall not be bound by this Settlement Agreement and shall not be eligible to make a claim for any benefit under the terms of this Settlement Agreement. 6. This Declaration describes and details the proposed Notice Program. In addition, it will address why this sophisticated notice program is consistent with other Court Approved best practicable notice efforts, and is reasonably calculated to reach an estimated 74 percent of the target audience, that is, affected members of the Settlement Class (“Class Members”) with an average frequency of 1.8 times. QUALIFICATIONS 7. The credentials that qualify me to provide an expert opinion include more than 30 years of communications and advertising experience. I am the only Notice Expert accredited in Public Relations (APR) by the Universal Accreditation Board, a program administered by the Public Relations Society of America. Further, I have provided Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 58 of 105 PageID #: 1157

Declaration of Jeanne C. Finegan, APR in Support of Plaintiffs’ Motion for Preliminary Approval of Class Action Settlement – Case No. 14-md-02562-RWS 8396597v.1 3 testimony before Congress on issues of notice. I have also lectured, published and been cited extensively on various aspects of legal noticing, product recall and crisis communications. I have planned and implemented some of the most high-profile government enforcement actions for the Federal Trade Commission and the Securities and Exchange Commission. In addition, I have served as an expert to the Consumer Product Safety Commission (CPSC) to determine ways in which the CPSC can increase the effectiveness of its product recall campaigns. 8. I have served as an expert directly responsible for the design and implementation of hundreds of class action notice programs, some of which are the largest and most complex programs ever implemented in both the United States and in Canada. My work includes a wide range of class actions and regulatory and consumer matters that include product liability, construction defect, antitrust, asbestos, medical pharmaceutical, human rights, civil rights, telecommunications, media, environmental, securities, banking, insurance and bankruptcy. 9. Further, I have been at the forefront of modern notice, integrating new media and social media into court approved legal notice programs such as In re: Reebok Easytone Litigation, No. 10-CV-11977 (D. MA), and In re: Skechers Toning Shoes Products Liability Litigation, No. 3:11-MD-2308-TBR (W.D. KY.). 10. As detailed below, courts have repeatedly recognized my work as an expert: a. For example, in his order granting the Motion for Settlement in In re: Skechers Toning Shoes Products Liability Litigation, No. 3:11-MD-2308-TBR (W.D. KY 2012), the Honorable Thomas B. Russell stated: … The comprehensive nature of the class notice leaves little doubt that, upon receipt, class members will be able to make an informed and intelligent decision about participating in the settlement. b. Quinn v. Walgreen Co., 12 Civ 8187- VB (SDNY 2015) (Jt Hearing for Final App, March. 5, 2015, transcript page 40-41). During the Hearing on Final Approval of Class Action, the Honorable Vincent L. Briccetti praised Ms. Finegan, noting: Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 59 of 105 PageID #: 1158

Declaration of Jeanne C. Finegan, APR in Support of Plaintiffs’ Motion for Preliminary Approval of Class Action Settlement – Case No. 14-md-02562-RWS 8396597v.1 4 “The notice plan was the best practicable under the circumstances. … [and] the proof is in the pudding.” This settlement has resulted in more than 45,000 claims which is 10,000 more than the Pearson case and more than 40,000 more than in a glucosamine case pending in the Southern District of California I've been advised about. So the notice has reached a lot of people and a lot of people have made claims. c. Brody v. Merck & Co., Inc., et al., No. 3:12-cv-04774-PGS-DEA (NJ) (Jt. Hearing for Prelim. App., Sept. 27, 2012, transcript page 34). During the Hearing on the Joint Application for Preliminary Approval of Class Action, the Honorable Peter G. Sheridan praised my work, noting: Ms. Finegan did a great job in testifying as to what the class administrator will do. So, I'm certain that all the class members or as many that can be found, will be given some very adequate notice in which they can perfect their claim. d. DeHoyos, et al. v. Allstate Ins. Co., No. 01-CA-1010 (W.D. TX). Similarly, in the Amended Final Order and Judgment Approving Class Action Settlement, the Honorable Fred Biery stated: [T]he undisputed evidence shows the notice program in this case was developed and implemented by a nationally recognized expert in class action notice programs. … This program was vigorous and specifically structured to reach the African-American and Hispanic class members. Additionally, the program was based on a scientific methodology which is used throughout the advertising industry and which has been routinely embraced routinely [sic] by the Courts. 11. Additionally, I have published extensively on various aspects of legal noticing, and I have lectured or presented extensively on various aspects of legal noticing. Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 60 of 105 PageID #: 1159

Declaration of Jeanne C. Finegan, APR in Support of Plaintiffs’ Motion for Preliminary Approval of Class Action Settlement – Case No. 14-md-02562-RWS 8396597v.1 5 12. A comprehensive description of my credentials and experience that qualify me to provide expert opinions on the adequacy of class action notice programs is attached as Exhibit A. NOTICE PROGRAM METHODOLOGY 13. In order to provide an expert opinion and analysis, HF Media uses a scientific methodology (discussed herein) that is used throughout the advertising industry, and one that has been embraced by courts throughout the United States. See Daubert v. Merrell Dow Pharmaceuticals, 509 U.S. 579 (1993) (experts must: apply a technique that may be tested by peers and use industry accepted methodology); Kumho Tire Co. v. Carmichael, 526 U.S. 137 (1999) (same). 14. In formulating our media suggestions, we have studied data provided by nationally syndicated media research bureaus, including GfK Mediamark Research and Intelligence, LLC1 (“MRI”) and comScore2. 15. MRI and online measurement company comScore, among others, provide media consumption habits and audience delivery verification of targeted populations. These data are used by advertising agencies nationwide as the basis to select the most appropriate media to reach specific target audiences. The resulting key findings are instrumental in our selection of media channels and outlets in order to determine the estimated net audience reached3 through this legal Notice Program. 1 GfK MRI is a nationally syndicated research tool. It is the leading supplier of multi-media audience research, and provides comprehensive reports on demographic, lifestyle, product usage and media exposure. MRI conducts more than 26,000 personal interviews annually to gather their information, and is used by more than 450 advertising agencies as the basis for the majority of media and marketing campaigns. 2comScore is a global Internet information provider on which leading companies and advertising agencies rely for consumer behavior insight and Internet usage data. comScore maintains a proprietary database of more than 2 million consumers who have given comScore permission to monitor their browsing and transaction behavior, including online and offline purchasing. 3 Based on these research tools, we are able to measure and report to the Court the percentage of a class that will be reached by the notice publication component and how many times the target audience had the opportunity to see the message. In advertising, this is commonly referred to as a “Reach and Frequency” analysis, where “Reach” refers to the estimated percentage of the unduplicated audience exposed to the Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 61 of 105 PageID #: 1160

Declaration of Jeanne C. Finegan, APR in Support of Plaintiffs’ Motion for Preliminary Approval of Class Action Settlement – Case No. 14-md-02562-RWS 8396597v.1 6 16. Specifically, this research identifies which media channels are favored by the target audience (i.e., the potential class members), including, for example, browsing behaviors on the internet, on social media channels, and in magazines. 17. While traditional media 4 is typically purchased based on both demographic (i.e., age, gender, ethnicity, income, education) and psychographic characteristics (i.e., lifestyle, product and brand preference, media usage, and media definition), online media, including Internet and mobile, may be purchased through more granular target audience characteristics such as shopping behavior. 18. Here, HF Media will employ specific online audience targeting5 and contextual targeting6 to reach potential class members with a focus on purchasers of Natural Pet Food, Dog and Cat Owners, and those who have specifically expressed an interest in Blue Buffalo. 19. For the purpose of appropriately selecting media best suited to reach members of this class who may be current and former purchasers of Blue Buffalo, we are calculating the overall media delivery against the broader media target definition, Dog and Cat Owners” DIRECT MAIL 20. Counsel believes based on best estimates that the Class consists of approximately 3.5 million households. Therefore, as a conservative measure when calculating the overall net reach of this program, we are using a range for the estimated campaign, and “Frequency” refers to how many times, on average, the target audience had the opportunity to see the message. The calculations are used by advertising and communications firms worldwide, and have become a critical element to help provide the basis for determining adequacy of notice in class actions. 4 Traditional media is a reference to pre-internet media: e.g., magazines and newspapers. 5 Audience targeting and contextual targeting are now used by major brands such as AT&T, Proctor & Gamble and Toyota, among many others. Audience targeting means that online banners are served based on specific target audience criteria and browsing behaviors. 6 Contextual targeting means that banner ads will be served to websites with surrounding content that is specific to the audience characteristics of the class such as visiting certain fashion shopping websites. Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 62 of 105 PageID #: 1161

Declaration of Jeanne C. Finegan, APR in Support of Plaintiffs’ Motion for Preliminary Approval of Class Action Settlement – Case No. 14-md-02562-RWS 8396597v.1 7 reach of the direct mail/email outreach, while taking into account a potential undeliverable rate of six percent to project media delivery. 21. Further, I have been informed that Blue Buffalo has loyalty name and address records for approximately 1,800,000, potential class members. Therefore, based on this information, and taking into consideration potential undeliverable mail, we estimate that direct mail/email will reach an estimated 45 percent of this Class. 22. Pursuant to the terms of the Settlement Agreement section 4, paragraph 4.4 Heffler shall send the Class Notice by E-Mail. As directed under the terms of the Settlement Agreement, the E-mailed Notice will be sent within 30 days of the Preliminary Approval Order to Settlement Class Members. For those class members whose E-Mailed Notice was not deliverable, a Post-Card Notice will be mailed by U.S. First Class Mail within 50 days of the Preliminary Approval Order. 23. Pursuant to the Settlement Agreement, section 4, paragraphs 4.1 to 4.3, the proposed Class Notice, claim form and summary notice will be written in a clear, plain and concise style appropriate for the target audience. Both notices will comport with the plain language standards for legal noticing. The Class Notice shall contain a description of the nature of the Action, including information on the identity of Class Members, how the proposed Settlement would provide relief to the Class, their rights as well as important dates and deadlines. Additionally, the notices will include the website address, which will be prominently positioned in the Class Notice. CAFA NOTICE 24. At Defendant’s direction, Heffler will provide notice of the proposed Settlement under CAFA 28 U.S.C. §1715(b) to appropriate state and federal government officials. Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 63 of 105 PageID #: 1162

Declaration of Jeanne C. Finegan, APR in Support of Plaintiffs’ Motion for Preliminary Approval of Class Action Settlement – Case No. 14-md-02562-RWS 8396597v.1 8 NOTICE PUBLICATION METHODOLOGY 25. To appropriately design and target the notice publication component of the Notice Program, we have used a scientific methodology that is used throughout the advertising industry and that has been embraced by courts in the United States. See Daubert v. Merrell Dow Pharmaceuticals 509 U.S. 579 (1993) (experts must apply a technique that may be tested by peers and use industry accepted methodology); and, Kumho Tire Co. v. Carmichael 526 U.S. 137 (1999), (same). The methodology, which is discussed in this declaration has been accepted by numerous courts, including those listed in paragraphs 3 and 4 above. 26. Media is typically purchased based on both demographic (i.e., age, gender, ethnicity, income, education) and qualitative (i.e., lifestyle, product and brand preference, media use) characteristics. Based on these characteristics, populations will tend to use media in differing ways. 27. In order to determine the most appropriate media to employ in this notice publication program, my staff and I have studied data provided by nationally syndicated media research bureaus, including GfK Mediamark Research and Intelligence, LLC (“GfK MRI”) and comScore. 28. Specifically, this research identifies which media channels are favored by the target audience (i.e., the potential class members), including, for example, browsing behaviors on the internet, on social media channels, and in magazines. MAGAZINE 29. People Magazine is a widely circulated weekly publication. People reaches an estimated 18.6 percent of dog or cat owners, and more specifically 21.2 percent of Blue Buffalo purchasers. Importantly, Blue Buffalo pet food purchasers are 20 Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 64 of 105 PageID #: 1163

Declaration of Jeanne C. Finegan, APR in Support of Plaintiffs’ Motion for Preliminary Approval of Class Action Settlement – Case No. 14-md-02562-RWS 8396597v.1 9 percent more likely than the average person to read this title. People Magazine reports a circulation 3,537,318, with over 42,058,000 readers.7 Specifically, published notice will appear in People Magazine once as a ½-page black and white ad. DIGITAL MEDIA 30. To further enhance the notice effort, HF Media will incorporate a highly targeted, online and mobile media, approach. Unlike traditional media, digital media, may be purchased through more granular target audience characteristics such as shopping behavior. 31. Here, HF Media will employ online audience targeting and contextual targeting to reach potential class members with a focus on past purchasers and in-market Natural Pet Food purchasers. By combining the most sophisticated data targeting (offline purchase Data and behavioral Data) and contextual targeting we will be specifically reaching dog and cat owners with additional targeting focusing on users with interests in Premium Pet Products and Food and interests in the Blue Buffalo brand. By combining these various layers of targeting we are able to cast an appropriately wide net of dog and cat owners who may be past and present purchasers of Blue Buffalo Pet Food, thereby minimizing wasted impressions. 32. The program will deliver impressions across two premium online display networks, comprised of hundreds of premium individual web sites, Google AdWords (keyword search) and a highly targeted mobile and App network. 33. Online, and mobile banner ads will allow users to self identify themselves as potential Class Members, where they may then “click” on the banner and then link directly to the official website for more information. 7 Readers are defined as those who read a magazine in addition to the subscriber. Readers are calculated based on a pass along factor. People Magazine’s pass along factor is 11.89. Source: GfK MRI 2015 Doublebase. Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 65 of 105 PageID #: 1164

Declaration of Jeanne C. Finegan, APR in Support of Plaintiffs’ Motion for Preliminary Approval of Class Action Settlement – Case No. 14-md-02562-RWS 8396597v.1 10 PRESS RELEASE 34. Further, the program will include a neutral press release that will be issued through PR News Wire’s USA 1 network. The US1 Newsline distributes broadly to thousands of media outlets including newspapers, national wire services, television and radio station media websites. MONITORING FOR MEDIA MENTIONS 35. HF Media will monitor the various media for resulting mentions of the settlement and provide a detailed report to the Court upon completion of the notice program. OFFICIAL SETTLEMENT WEBSITE 36. Importantly, the Notice Program includes an official website, www.petfoodsettlement.com, which will be maintained pursuant to the Settlement Agreement, section 4, paragraph 4.5 by Heffler. This website will serve as a “landing page” for the banner advertising, where Class Members may obtain further information about the class action, their rights, dates and deadlines and related claim information. The website will be prominently displayed in the publication notice along with the toll- free number. The website established and maintained by Heffler will be accessible 24- hours a day, 7-days a week. TOLL-FREE TELEPHONE INFORMATION LINE 37. Further, Heffler will establish and will maintain a 24-hour toll-free telephone line where callers may obtain information about the class action. CONCLUSION 38. Based on my broad experience, planning and implementing class action notice programs, in my opinion, the outreach efforts described in the Agreement and Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 66 of 105 PageID #: 1165

Declaration of Jeanne C. Finegan, APR in Support of Plaintiffs’ Motion for Preliminary Approval of Class Action Settlement – Case No. 14-md-02562-RWS 8396597v.1 11 above reflect a particularly appropriate, highly targeted and modern way to provide notice to this class. The notice program includes a multi-channel approach to notice, which combines traditional, online, social, and mobile notice. The combined measured outreach, inclusive of magazine and online media, is estimated to reach an estimated 74 percent of targeted potential class members with an average frequency of 1.8 times. In my opinion, the efforts used in this Notice Program have been reasonably calculated to provide notice that is consistent with best practicable court approved notice programs in similar matters, and which are consistent with the Federal Judicial Center’s guidelines concerning appropriate reach. 39. I declare under the penalty of perjury under the laws of the United States of America that the foregoing is true and correct. Executed this 9th day of December 2015 in Tigard, Oregon _______________________________________ Jeanne C. Finegan Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 67 of 105 PageID #: 1166

Exhibit A Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 68 of 105 PageID #: 1167

1 Deborah R. Hensler et al., CLASS ACTION DILEMAS, PURSUING PUBLIC GOALS FOR PRIVATE GAIN. RAND (2000). Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 69 of 105 PageID #: 1168

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EXHIBIT 3 Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 94 of 105 PageID #: 1193

LEGAL NOTICE If you purchased Blue Buffalo pet foods, you may be entitled to a Cash Refund from a class action settlement. A proposed settlement has been reached in a class action lawsuit claiming Blue Buffalo Company, Ltd. (“Blue Buffalo”) pet foods (the “Products”) labeling was false and deceptive and that it breached its ‘True Blue Promise’ that the Products do not include chicken/poultry by-product meals, corn, wheat or soy, or artificial preservatives. Blue Buffalo stands by its labeling and denies it did anything wrong. However, Blue Buffalo has settled to avoid the cost and distraction of litigation. Who is a Class Member? You’re a Class Member if you purchased any of the Blue Buffalo Products in the United States from May 7, 2008 through [Date of Preliminary Approval]. A complete list of eligible Blue Buffalo Products is found on the website below. What does the settlement provide? Settlement funds of up to $32,000,000 will be made available to partially reimburse Class Members for the Products they purchased and to pay legal fees of not more than $8,000,000, and expenses and administrative costs of not more than $1,400,000. Blue Buffalo has also agreed to review specifications for all Blue Buffalo Products to ensure that they are consistent with all packaging claims found on the product and representations regarding the products found on the Blue Buffalo Website, and to review its supplier relationships and institute practices designed to ensure that all materials provided by its suppliers comply with the applicable product specifications. Class Members may choose one of the following options: Option 1: Settlement Class Members must complete a Claim Form. If you do not have valid Proof of Purchase you must (i) confirm under penalty of perjury that you purchased one or more Blue Buffalo Products during the Settlement Class Period and (ii) state the total amount of money that you spent on Blue Buffalo Products during the Settlement Class Period. For each $50 in purchases, eligible Class Members will receive $5.00 in the form of a cash payment up to a total of $10. A Settlement Class Member who confirms that they purchased one or more Blue Buffalo Products but did not spend at least $50 will be entitled to receive a $5.00 cash payment; Option 2: Settlement Class Members who complete the Claim Form and provide valid Proof of Purchase, shall receive $5.00 in the form of a cash payment for each $50 in purchases of the Blue Buffalo Products up to a total of $200. If the total value of claims submitted exceeds or falls short of the balance remaining in the Settlement Fund, then the compensation provided to each Settlement Class Member shall be reduced or increased pro rata. Class members must mail or submit a completed claim form online www.petfoodsettlement.com. by (Month, Day, 2016). What are my Options? Do nothing: you will not receive money but you will be bound by the decisions of the court regarding these claims, including certain releases of Blue Buffalo. Exclude yourself: you will maintain your right to sue Blue Buffalo about the legal claims in this case. To exclude yourself, you must do so in writing by [Month, Day 2016]. If you exclude yourself you will not receive money from this settlement. Object: you may write to the court and say why you don’t like the Settlement. The objection deadline is [Month, day 2016]. The Court will hold a fairness hearing at [_______] on Month, Day, 2016, in the United States District Court for the Eastern District of Missouri, 111 South 10th Street, St. Louis, Missouri 63102 in Courtroom 16 South to determine the fairness, adequacy, and reasonableness of the settlement, to Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 95 of 105 PageID #: 1194

consider whether to approve the settlement, and to consider a request by Class Counsel for payment of attorneys’ fees and costs and class representative incentive awards. The motion for attorneys’ fees and costs and plaintiff incentive awards will be posted on the website after they are filed. You may appear at the hearing, but you don’t have to. This is only a summary. For complete details, including a list of affected products, a claim form, and detailed court documents and other information, call toll-free ________, visit online www.petfoodsettlement.com by (Month, Day, 2016), or write to __________ Settlement Administrator c/o Heffler Claims Group, P.O. Box _______, Philadelphia, PA _______. Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 96 of 105 PageID #: 1195

EXHIBIT 4 Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 97 of 105 PageID #: 1196

UNITED STATES DISTRICT COURT EASTERN DISTRICT OF MISSOURI Questions? Visit www.petfoodsettlement.com Or Call (xxx) xxx-xxxx DO NOT CALL BLUE BUFFALO OR THE COURT If you purchased Blue Buffalo products in the United States, you may be entitled to a cash refund from a class action settlement. A federal court authorized this notice. This is not a solicitation from a lawyer. This Notice advises you of a proposed class action settlement. The settlement resolves a lawsuit over whether, after May 7, 2008, Blue Buffalo Company, Ltd. (“Blue Buffalo”) breached its True Blue Promise, which states that Blue Buffalo Products contain no chicken/poultry by-product meals, no corn, wheat or soy, and no artificial preservatives. You should read this entire Notice carefully because your legal rights are affected whether you act or not. Your Legal Rights and Options as a Settlement Class Member Submit a Claim Form by [Month Day, Year] This is the only way to receive a payment. Opt Out by [Month Day, Year] Get no payment. This is the only option that allows you to ever be a part of any future lawsuit against Blue Buffalo with respect to the legal claims in this case. Object by [Month Day, Year] Write to the Court if you don’t like the settlement and tell the Court why you think it shouldn’t be approved. Go to the Hearing on [Month Day, Year] Ask to speak in Court about the fairness of the settlement. Do Nothing Do not receive a payment. Give up your legal rights to sue Blue Buffalo about the claims in this case. Your rights and options are explained in this notice. Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 98 of 105 PageID #: 1197

Questions? Visit www.petfoodsettlement.com DO NOT CALL BLUE BUFFALO OR THE COURT What is this Notice and why is it important? The Court sent you this Notice because you have a right to know about a proposed settlement of a class action lawsuit, and about all your options, before the Court decides whether to approve the settlement. If the Court approves it and after objections and appeals are resolved, an administrator appointed by the Court will make the payments that the settlement allows. This Notice explains the Lawsuit, the settlement, your legal rights, what benefits are available, who is eligible for them, and how to get them. A class action is a lawsuit in which one or more individuals sue an individual(s), company or other entity on behalf of all other people who are in a similar position. Collectively, these people are referred to as a “Class” or “Class Members.” In a class action, the court resolves certain legal issues, legal claims and defenses for all Class Members in one lawsuit, except for those who ask to be excluded from the Class. (See below for more information about excluding yourself from the Class.) What is this Lawsuit about? The Lawsuit claimed that labeling for Blue Buffalo pet foods (the “Products”) was false and deceptive in that it breached the True Blue Promise, which states that the Products contain no chicken/poultry by-product meals, no corn, wheat or soy, and no artificial preservatives. Blue Buffalo stands by its labeling and denies it did anything wrong. Why is there a settlement? The Court did not decide who was right. Instead, both sides agreed to a settlement. By agreeing to a settlement, the Parties avoid the costs and risk of a trial and the Class will get compensation. The Class Representatives and their attorneys believe that the settlement is in the best interests of the Class Members. How do I know if I am in the Settlement Class? To receive money from the settlement, you first have to determine if you are a Class Member. Class Members are those persons who purchased Blue Buffalo Products in the United States on and/or after May 7, 2008, up until the date this Notice was preliminarily approved. Excluded from the Class are officers, directors and employees of Blue Buffalo and its parent and/or subsidiaries, as well as judicial officers and employees of the Court. What Blue Buffalo products are covered in this settlement? For a complete list of Blue Buffalo Products that are covered in this settlement, please visit the settlement website at www.petfoodsettlement.com. If you bought any of these Products during the Class Period and do not exclude yourself, you are a member of the Settlement Class and cannot sue again if the Court approves the Settlement. What cash payments does the settlement provide? Class Members may elect a single option: Option 1: Settlement Class Members who do not provide valid Proof of Purchase, and complete the Claim Form confirming under penalty of perjury (i) that they purchased one or more Blue Buffalo Products during the Settlement Class Period and (ii) the total sum of money spent by them on Blue Buffalo Products during the Settlement Class Period, shall receive, for each $50 in purchases, $5.00 in the form of a cash payment; provided, however, that recovery under this Option 1 may not exceed $10, and provided further that a Settlement Class Member who confirms that they purchased one or more Blue Buffalo Products but did not spend at least $50 on such purchases will nonetheless be entitled to a minimum recovery of a $5.00 cash payment; or Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 99 of 105 PageID #: 1198

Questions? Visit www.petfoodsettlement.com DO NOT CALL BLUE BUFFALO OR THE COURT Option 2: Settlement Class Members who complete the Claim Form and provide valid Proof of Purchase showing their actual purchase(s) of Blue Buffalo Products during the Settlement Class Period shall receive, for each $50 in purchases, $5.00 in the form of a cash payment; provided, however, that recovery under this Option 2 may not exceed $200. To receive payment, a Claim Form MUST be completed and either be submitted online (www.petfoodsettlement) or postmarked by _________________________, 2016. Class members are eligible for one claim submission per household. The actual amount a Class Member receives will depend on the amount of money available from the Settlement Fund described below and the number of claims made. If the total value of valid claims is less than the amount of money available to pay them, then Class Members submitting valid claims will receive the full amount of recovery they sought, and each award will be increased pro rata. If the total of valid claims exceeds the amount of money available to pay them, then each award will be reduced pro rata. You may request a Claim Form online or by calling xxx-xxx-xxxx. The Settlement Value Blue Buffalo has agreed to fund a settlement of up to $32,000,000. This fund will be used to pay valid claims submitted by Class Members, the costs to notify the Class about this Lawsuit and the settlement, the costs to administer the settlement, and payment of the attorneys representing the Class and related litigation expenses. When will I get my cash payment? Cash payments will be made if the Court gives final approval to the proposed settlement and after the final approval is no longer subject to appeal. A Settlement Hearing is scheduled for _______________________, 2016. If the Court approves the settlement and there are no appeals, the cash will be distributed approximately 45 days after the Settlement Hearing. If the Court does not approve the settlement, or if the settlement is overturned on appeal, no cash payments will be made. How will Blue Buffalo revise its practices? Under the settlement, Blue Buffalo has agreed to ensure that it no longer represents to the public that the Blue Buffalo Products do not include chicken or poultry by-product meal unless or until: (i) all specifications for Blue Buffalo Products have been reviewed for the purpose of ensuring that they are consistent with all packaging claims found on the product and representations regarding the products found on the Blue Buffalo website; and (ii) Blue Buffalo has reviewed its supplier relationships and has instituted practices designed to ensure that all materials provided by its suppliers comply with the applicable product specifications. Who represents my interests in the settlement? The Court has appointed the Plaintiffs who brought the Lawsuit as the class representatives and KamberLaw, LLC as the lawyers for the class, sometimes referred to in this Notice as Class Counsel. The class representatives and Class Counsel will act as your representatives for this settlement if you do not exclude yourself from the Class. The Court has appointed Alexia Keil, Nick Hutchison, Rachael D. Stone, Maja Mackenzie, Jonathan Fisher, David Delre, Beth Cox, Lori Canale, and Derek McCusker to represent you. Do I have to pay money to participate in the Class? No. You will not be responsible for any cost or attorneys’ fees incurred in this Lawsuit. If the Court approves the proposed settlement, Class Counsel will request that the Court award attorneys’ fees in an amount not to exceed $8,000,000. In addition, incurred costs, expenses and settlement administration fees may also be awarded by the Court from the proposed settlement fund in an amount not to exceed $1,400,000. Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 100 of 105 PageID #: 1199

Questions? Visit www.petfoodsettlement.com DO NOT CALL BLUE BUFFALO OR THE COURT Can I exclude myself from the settlement? You have the right not to be part of the Lawsuit by excluding yourself or “opting out” of the Class. If you wish to exclude yourself, you must send a letter or postcard, postmarked no later than ____________________________, 2016 to Blue Buffalo Class Action Settlement Administrator, [administrator address]. Your letter must request exclusion from the Class and must be signed by you. You must include your full name, address and telephone number. If you do not include the required information or submit your request for exclusion on time, you will remain a Class Member and be bound by the settlement and Final Judgment and Order. If you exclude yourself from the Class, you give up your right to receive any money from the settlement, you will not be bound by the settlement or Final Judgment and Order, and you will not be barred from pursuing any individual claim you may otherwise have relating to the subject matter of the Lawsuit. I wish to object to the Settlement. What do I do? If there is something about the settlement that you do not like, you may file an objection and may appear with an attorney at your own cost. You will still be in the settlement class, remain a Class Member, and will receive benefits if the settlement is approved and you timely submit your Claim Form. Even if you object, you may return the Claim Form to receive a cash payment. If you want to object, you must submit your objection in writing to the Court, Class Counsel, and Blue Buffalo’s Counsel. Your objection must include: (1) Your name, address, telephone number, and, if available, your e-mail address; (2) Your signature; (3) The reasons why you object; (4) Whether you intend to appear at the Final Approval Hearing; (5) The case name and number of this lawsuit, which is IN RE BLUE BUFFALO COMPANY, LTD. MARKETING AND SALES PRACTICES LITIGATION, Case No. 14-md-02562-RWS; and (6) If you are represented by a lawyer, the name, address and telephone number of that lawyer. You must file your written objection with the Court no later than ___________________, 2016, by mail or in person with the Clerk of Court, United States District Court for the Eastern District of Missouri, 111 South 10th Street, St. Louis, Missouri 63102. You must also send a copy of your objection to Class Counsel and Blue Buffalo’s Counsel at: Counsel for Plaintiff: Counsel for Defendant: Scott A. Kamber Steven A. Zalesin KamberLaw, LLC Patterson Belknap Webb & Tyler LLP P.O. Box _______ 1133 Avenue of the Americas __________, MO 63____ New York, NY 10036 All objections must be received by the attorneys for the parties and by the Court by _______________________, 2016 or your objection will not be considered. When and where will the Court decide whether to approve the settlement? The Court has scheduled a Fairness Hearing on __________________________, 2016, before Judge Rodney W. Sippel in the United States District Court for the Eastern District of Missouri, 111 South 10th Street, St. Louis, Missouri 63102 in Courtroom 16 South. At this hearing, the Court will consider whether the settlement is fair, reasonable, and adequate. If there are objections, the Court will consider them. The Court may also decide how much to pay the attorneys for the Class. After the hearing the Court will decide whether to grant final approval of the settlement. We do not know how long these decisions will take. Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 101 of 105 PageID #: 1200

Questions? Visit www.petfoodsettlement.com DO NOT CALL BLUE BUFFALO OR THE COURT Where do I get more information? Complete copies of the pleadings and other documents filed in this Litigation may be examined and copied during regular office hours at the Clerk of the Court, United States District for the Eastern District of Missouri, 111 South 10th Street, St. Louis, Missouri 63102. The Settlement Agreement, Claim Form and other information are also available at www.petfoodsettlement.com. PLEASE DO NOT CALL OR WRITE BLUE BUFFALO OR THE COURT FOR ADDITIONAL INFORMATION OR ADVICE Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 102 of 105 PageID #: 1201

EXHIBIT 5 Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 103 of 105 PageID #: 1202

Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 104 of 105 PageID #: 1203

In Re Blue Buffalo Company, Ltd. Marketing and Sales Practices Litigation

CLAIM FORM

You can also submit online at www.petfoodsettlement.com.

If you purchased a Blue Buffalo product in the United States, you may be entitled to a cash refund from a class actic settlement. You may submit only one Claim Form per household. **All Claim Forms must be postmarked or submitted onlir by [month day, 2016].** If mailing, please return this form to:

Settlement Administrator
[Address]
[City, State, Zip Code]

CLASS MEMBER INFORMATION

NAME: ______________________ TELEPHONE______________ EMAIL: ______________

ADDRESS: ____

CITY: ______________________ STATE: ____________ ZIP CODE: __________

CLAIM OPTION

You may choose Option 1 or Option 2, but not both.

Option 1: NO VALID PROOF OF PURCHASE. Complete the Claim Form, answer the following question, and confirn under penalty of perjury to receive a minimum cash payment of $5 or a maximum cash payment of $10, subject to a pr rata adjustment.

- **How much did you spend on Blue Buffalo Products?** $______________________

Option 2: VALID PROOF OF PURCHASE ATTACHED. Complete the Claim Form to receive a minimum cash payment of $5 or a maximum cash payment of $200, subject to a pro rata adjustment.

- **What is the amount of Proof of Purchases you are submitting?** $______________________

AFFIRMATION FOR OPTION 1

I UNDERSTAND THAT THE DECISION OF THE SETTLEMENT ADMINISTRATOR IS FINAL AND BINDING ON ME AND ON BLU BUFFALO COMPANY, LTD.

UNDER PENALTY OF PERJURY, I AFFIRM THAT I PURCHASED THE BLUE BUFFALO PRODUCT(S) AND THAT THE INFORMATION C THIS CLAIM FORM IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.

SIGNATURE: ________________________________ DATE: ____________________

CLAIM FORMS MUST BE POSTMARKED OR SUBMITTED ONLY BY [MONTH DAY, 2016].
QUESTIONS? VISIT WWW.PETFOODSETTLEMENT.COM OR CALL 1-800-XXX-XXXX.

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In Re Blue Buffalo Company, Ltd. Marketing and Sales Practices Litigation CLAIM FORM You can also submit online at www.petfoodsettlement.com. If you purchased a Blue Buffalo product in the United States, you may be entitled to a cash refund from a class action settlement. You may submit only one Claim Form per household. All Claim Forms must be postmarked or submitted online by [month day, 2016]. If mailing, please return this form to: Settlement Administrator [Address] [City, State, Zip Code] CLASS MEMBER INFORMATION NAME: __________________________________ TELEPHONE_______________ EMAIL: _________________ ADDRESS: _____________________________________________________________________________________ CITY: ________________________________________ STATE: _________________ ZIP CODE: ____________ CLAIM OPTION You may choose Option 1 or Option 2, but not both. Option 1: NO VALID PROOF OF PURCHASE. Complete the Claim Form, answer the following question, and confirm under penalty of perjury to receive a minimum cash payment of $5 or a maximum cash payment of $10, subject to a pro rata adjustment. • How much did you spend on Blue Buffalo Products? $________________________ Option 2: VALID PROOF OF PURCHASE ATTACHED. Complete the Claim Form to receive a minimum cash payment of $5 or a maximum cash payment of $200, subject to a pro rata adjustment. • What is the amount of Proof of Purchases you are submitting? $________________________ AFFIRMATION FOR OPTION 1 I UNDERSTAND THAT THE DECISION OF THE SETTLEMENT ADMINISTRATOR IS FINAL AND BINDING ON ME AND ON BLUE BUFFALO COMPANY, LTD. UNDER PENALTY OF PERJURY, I AFFIRM THAT I PURCHASED THE BLUE BUFFALO PRODUCT(S) AND THAT THE INFORMATION ON THIS CLAIM FORM IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF. SIGNATURE: ______________________________________________ DATE:______________________________ CLAIM FORMS MUST BE POSTMARKED OR SUBMITTED ONLY BY [MONTH DAY, 2016]. QUESTIONS? VISIT WWW.PETFOODSETTLEMENT.COM OR CALL 1-800-XXX-XXXX. Case: 4:14-md-02562-RWS Doc. #: 160-1 Filed: 12/09/15 Page: 105 of 105 PageID #: 1204